                                                UNITED STATES CAN COMPANY
                                        SALARIED EMPLOYEES SAVINGS AND RETIREMENT
                                                    ACCUMULATION PLAN

                                             Amendment and Restatement as of
                                                     January 1, 1997

                                                UNITED STATES CAN COMPANY
                                        SALARIED EMPLOYEES SAVINGS AND RETIREMENT
                                                    ACCUMULATION PLAN

Pursuant to  resolutions  duly  adopted by the Board of  Directors of United  States Can  Company,  the United  States Can
Company Salaried  Employees Savings and Retirement  Accumulation Plan as amended and restated effective January 1, 1997 is hereby adopted as of February 25, 2002.

                                                              United States Can Company

Date:___2/25/02____________________                           By:__/s/_Roger B. Farley________
        ---------------------------                                ---------------------------

                                                UNITED STATES CAN COMPANY
                                        SALARIED EMPLOYEES SAVINGS AND RETIREMENT
                                                    ACCUMULATION PLAN

                                                    Table of Contents
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                                                       (Continued)

                                                UNITED STATES CAN COMPANY
                                        SALARIED EMPLOYEES SAVINGS AND RETIREMENT
                                                    ACCUMULATION PLAN

                                                    Table of Contents
                                                    -----------------

                                                UNITED STATES CAN COMPANY
                                        SALARIED EMPLOYEES SAVINGS AND RETIREMENT
                                                    ACCUMULATION PLAN

The United States Can Company,  a Delaware  corporation  (hereinafter  referred to as the  "Company")  established a money purchase  pension  plan known as the United  States Can Company  Salaried  Employees  Retirement  Accumulation  Plan as of
January 1, 1984. As of January 1, 1988,  the Plan was amended and restated to eliminate the mandatory  money purchase plan contributions,  add other employer  contributions  and employee  contributions  (including  Section 401(k) salary deferral contributions),  and  re-named  the Plan as the United  States Can  Company  Salaried  Employees  Savings  and  Retirement
Accumulation  Plan (hereinafter  referred to as the "Plan").  The Company restated the Plan as of January 1, 1989 to bring the Plan into  compliance with the  requirements  of the Tax Reform Act of 1986 as well as the applicable  requirements of later statutes,  regulations,  court decisions and  pronouncements of the Internal Revenue Service and Department of Labor
affecting the Plan.  The Company amended the Plan on several occasions after the Plan was first amended and restated.

The Company has again restated the Plan as of January 1, 1997 to bring the Plan into compliance  with the  requirements of the Uruguay Round Agreements Act of 1994, the Uniform Services  Employment and Reemployment  Rights Act of 1994, the Small
Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal  Revenue  Restructuring  and Reform Act
of 1998 and the Community Renewal Tax Relief Act of 2000.

Effective  January  1,  2002,  the  Company  is  further  amending  the Plan to bring  the Plan into  compliance  with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001.

                                                                                                                   Page 31

                                                UNITED STATES CAN COMPANY
                                        SALARIED EMPLOYEES SAVINGS AND RETIREMENT
                                                    ACCUMULATION PLAN

                                           Amended and Restated January 1, 1989

                                                  ARTICLE 1. DEFINITIONS
                                                  ----------------------

1.01       "Accounts"(a)   relate to  compensation  that either would have been  received by the Employee in the Plan Year but for the deferral  election,  or are attributable to services performed by the employee in the Plan
                    Year and would have been  received by the  employee  within  2-1/2  months after the close of the Plan
                    Year but for the deferral election,

           (b)      are  allocated  to the  Employee  as of a date  within  that  Plan  Year  and  the  allocation  is not contingent on the participation or performance of service after such date, and

           (c)      are  actually  paid to the Trustee no later than 12 months after the end of the Plan Year to which the contributions relate.

1.03       "Adjustment  Factor"For Plan Years  commencing  before January 1, 1997, if a Participant is a greater than five percent  (5%) owner of an  Employer or any  Affiliated  Employer  (within the meaning of Section  416(i) of the
           Code) or a person  who is a Highly  Compensated  Employee,  and one of the ten (10)  persons  paid the  highest compensation by an Employer and all its Affiliated  Employers during the Plan Year, the aggregate  Compensation of  the  Participant,  the  Participant's  spouse  (if  the  spouse  is  also  a  Participant)  and  any of the
           Participant's  lineal  descendants  who have not reached age nineteen  (19) before the end of the Plan Year (if the lineal  descendants are also  Participants)  shall not exceed the applicable dollar limit for the Plan Year under  Section  401(a)(17)  of  the  Code.  To  determine  the  maximum  amount  of  earnings  of  each  of the aforementioned  individuals  that shall be treated as  Compensation  for purposes of this Plan,  the applicable dollar limit on  aggregate  Compensation  shall be prorated  among the  affected  Participants  in the ratio of their  individual  Compensation  (without  limitation) to the total  Compensation  (without  limitation) of all aggregated Participants.

1.15       "Contribution  Percentage"For  Plan Years commencing on or after January 1, 1998, the  Contribution  Percentage will not take into account Matching Contributions.

1.16       "Deferred  Account"Effective  for Plan Years  commencing  on or after January 1, 1999,  Employee  shall mean an employee of the Employer who (i) is not eligible to  participate  in the United  States Can Company  Retirement
           Profit  Sharing Plan or the United  States Can Company for Hourly  Employees  Retirement,  (ii) is not a Leased
           Employee,  and (iii) is not an individual who performs  services for the Employer but is  characterized  by the
           Employer as an  independent  contractor or a contractor's  employee as evidenced by the  Employer's  failure to withhold  employment taxes from his or her compensation.  In the event any individual  initially  characterized by the Employer as an individual  described in (iii) above is subsequently  recharacterized  by the Employer or a Court of competent  jurisdiction  as an Employee within the meaning of this Section 1.21, for purposes of the
           Plan, such "Employee" shall be eligible for membership in the Plan on a prospective  basis only,  determined as of the date such individual is recharacterized  regardless of whether such  recharacterization  is applied on a retroactive basis for some other purpose.

1.22       "Employer"(i)   was at any time for such Plan Year or the prior Plan  Year,  a 5% owner of the  Employer  or an
                    Affiliated Employer (as defined in Section 416(i) of the Code); or

           (ii)     during the preceding  Plan Year received  Statutory  Compensation  from the Employer or the Affiliated
                    Employer in excess of $80,000;  and was a member of the "top-paid  group" for the preceding  year. The
                    $80,000  amount in the  preceding  sentence  shall be adjusted from time to time for cost of living in accordance  with  Section  415(d) of the Code  except  that the base  period is the  calendar  quarter ending  September  30,  1986.  For  this  purpose,  the  applicable  year  of the  Plan  for  which  a determination  is being made is called a  "determination  year" and the preceding  12-month  period is
                    "look-back year."

                    The  "top-paid  group"  is the  highest  20% of  employees  for that year  when  ranked  by  Statutory
                    Compensation  paid by the Employer for that year excluding,  for purposes of determining the number of employees in the top-paid  group,  for purpose of determining  the number of employees in the top-paid group, the following employees:

                    (a)      employees who have not completed 6 months of service;

                    (b)      employees who normally work less than 17 1/2hours per week;

                    (c)      employees who normally work not more than 6 months during any year;

                    (d)      employees who have not attained age 21;

                    (e)      employees  who are  included  in a unit  of  employees  covered  by a  collective  bargaining agreement between an Affiliated Employer and a union; and

                    (f)      employees  who are  nonresident  aliens and who receive no earned  income from an  Affiliated
                             Employer which constitutes income from services within the United States.

                    The Employer may elect to substitute a shorter  period of service,  time,  or age than that  specified under (a), (b), (c) or (d) above.

                    The Employer's  top-paid group election as described above,  shall be used consistently in determining
                    Highly  Compensated  Employees for determination  years of all employee benefit plans for the Employer and  Affiliated  Employers for which Section  414(q) of the Code applies  (other than a  multiemployer plan)  that  begin  with or within the same  calendar  year  until  such  election  is changed by Plan amendment  in  accordance  with IRS  requirements.  Notwithstanding  the  foregoing,  the  consistency provision in the preceding  sentence  shall not apply for the Plan Year beginning in 1997 and for Plan
                    Years  beginning in 1998 and 1999,  shall apply only with respect to all  qualified  retirement  plans
                    (other than a multiemployer plan) of the Employer and Affiliated Employers.

           Determination of an individual's  classification as a Highly  Compensated former Employee is based on the rules applicable  to such  determination  as in  effect  for  that  determination  year in  accordance  with  Section
           1.414(q)-1T, A-4 of the temporary IRS Regulations and IRS Notice 97-45.

           The provisions of this Section shall be further subject to such  additional  requirements as shall be described in Section 414(q) of the Code and its applicable  regulations,  which shall override any aspect of this Section inconsistent therewith.

1.28       "Hour of Service"(a)     An employee  shall be credited  with one Hour of Service for each hour for which he is directly or  indirectly  paid, or entitled to payment,  by the Employer or an Affiliated  Employer for the performance of duties.

           (b)      (1)      An  employee  shall  be  credited  with  one  Hour of  Service  (on the  basis  set  forth in subparagraph  (3)  below)  for each hour for which he is  directly  or  indirectly  paid,  or entitled to payment,  by the  Employer  or an  Affiliated  Employer on account of a period of time  during  which he  performs  no duties  (irrespective  of whether or not the  employment relationship has terminated) due to vacation,  holiday,  illness,  incapacity,  layoff,  jury duty or leave of absence; provided, however, that:

                             (A)      No more than 501  Hours of  Service  shall be  credited  under  this  Section  to an employee  on account of any single  continuous  period  during  which he performs no duties;

                             (B)      An hour for which an  employee  is  directly  or  indirectly  paid,  or  entitled to payment,  on account of a period  during  which he performs  no duties  shall not be credited  to the  employee  if such  payment is made or due under a plan  maintained solely  for the  purpose of  complying  with  applicable  worker's  compensation  or disability insurance laws; and

                             (C)      Hours of Service  shall not be credited  for a payment  which solely  reimburses  an employee for medical or medically related expenses incurred by the employee.

                    (2)      Notwithstanding  the  provisions  of the foregoing  paragraph  (b)(1),  an employee  shall be credited  with Hours of Service (on the basis set forth in  paragraph  (3) below) for each of the  following  periods of absence from active  employment,  whether or not he is directly or indirectly paid, or entitled to payment, by the Employer or an Affiliated Employer:

                             (A)      That  portion of any period of absence  during  which an  employee is on an approved
                                      Leave of Absence which is designated as creditable service by the Committee; and

                             (B)      The first six  months  of any  period of  absence  due to  layoff.  Layoff  means an absence from work due to an approved layoff  pursuant to a formalized  policy of the
                                      Employer relating to layoffs.

                    (3)      For the purpose of this paragraph (b),  employees  shall be credited with Hours of Service on the basis of their  regularly  scheduled  working hours per week (or per day if they are paid on a daily  basis)  or, in the case of  employees  without a regular  work  schedule,  on the basis of their  average  number of hours worked per week (or per day) during the  three-month period  immediately  preceding  the  period of time  during  which he  performed  no  duties.
                             Notwithstanding  the foregoing  provisions of this  paragraph  (b), an employee  shall not be credited  with a greater  number of Hours of Service for a period  during which no duties are performed than the number of hours  regularly  scheduled for the performance of duties during such period by his work group.

                    (4)      In the case of an  Employer  that does not  maintain  records  of  actual  hours  worked  for certain  Employees,  such  Employees'  Hours  of  Service  hereunder  shall  be  equal to the following:

                             (A)      the  Employee's  earnings for the calendar  year  divided by the  Employee's  lowest hourly rate of  compensation  (determined  in  accordance  with U.S.  Department  of
                                      Labor regulation 2530.200b-3(f)) during the calendar year;

                             (B)      if the  result of (A) above is 750 hours or more,  the  Employee  shall be  credited with 1,000 Hours of Service;

                             (C)      if the  result of (A) is less than 750 hours but more than 374 hours,  the  Employee shall be credited with 501 Hours of Service; or

                             (D)      if the result of (A) is 374 or less,  the Employee  shall be credited  with Hours of
                                      Service equal to the product of (A) above.

                             In  addition  to the  Hours  of  Service  credited  to an  Employee  pursuant  to  the  above calculations,  such  Employee  will be  credited  with  Hours of  Service,  if any,  credited pursuant to Section 1.28(b)(2).

           (c)      An  employee  shall  be  credited  with  one  Hour of  Service  for each  hour  for  which  back  pay, irrespective  of  mitigation  of damages,  has been either  awarded or agreed to by the Employer or an
                    Affiliated Employer; provided, however, that:

                    (1)      hours shall not be  credited  under both  paragraphs  (a) or (b), as the case may be, and (c)
                             of this Section; and

                    (2)      the  crediting  of Hours of Service for back pay awarded or agreed to with respect to periods described in  subparagraph  (b)(1) above shall be subject to the  limitations  and provisions set forth in paragraph (b).

           (d)      Solely for  purposes of  determining  whether an employee  has  incurred a Break in Service  under the
                    Plan,  an  employee  shall be  credited  with one Hour of  Service  for each  hour for  which he would normally be credited  under  paragraphs (a) through (c) above during a period in which the employee is absent from work  because of the  pregnancy of the  employee,  the birth of a child of the employee or the  placement  of a child with the  employee in  connection  with the  adoption of such child by such employee,  or for purposes of caring for such child for a period beginning  immediately following such birth or placement,  but not more than 501 hours for any single such period,  provided,  however, that the number of hours  credited to an employee under this  paragraph (d) during the  computation  period in which such absence  began,  shall be zero if 501 or more hours are  credited to the employee  under paragraphs  (a) through (c) above  during such  computation  period.  In the event the number of hours credited under this paragraph (d) for the  computation  period in which the absence began is zero, the provisions  of this  paragraph  (d)  shall  apply as  though  the  absence  began  in the  immediately following computation period.

           (e)      No hour shall be  credited  more than once or be counted as more than one Hour of Service  even though the  employee  may receive more than  straight  time pay for such hour (e.g.  only one Hour of Service shall be credited for an hour worked, even though a premium rate is paid for such hour of work).

           (f)      Hours of  Service  shall  be  credited  in  accordance  with the  provisions  of  Department  of Labor
                    Regulationss.2530.200b-2(c),  which  provisions are incorporated  herein by reference,  as they may be amended from time to time.

           (g)      Notwithstanding  the  foregoing,   services  performed  for  Sherwin-Williams  Company,  Southern  Can
                    Company,  Continental Can Company,  Steeltin Can  Corporation,  Eastern  Container  Company,  Inc. and
                    General Can Company  ("predecessor  companies")  by employees  who were  employed by such  predecessor companies  immediately before the acquisition date and by United States Can Company  immediately after the acquisition date, at facilities acquired from such predecessor  companies,  shall be credited with service for vesting  purposes  under Section 6.02.  With regard to Employer  Retirement  Contributions and  Employer  Matching  Contributions,  said  service  shall be credited as if such  service with the predecessor  companies was with an Employer or Affiliated Employer;  however,  with regard to Employer
                    Stock  Contributions  and  Employer  Additional  Cash  Contributions,  only such  service on and after
                    December 1, 1983 shall be so credited.

1.29       "Leased Employee"(a)     such  services  are  provided  pursuant to an  agreement  between the  Employer  and a leasing organization;

           (b)      such person has  performed  such  services for the Employer (or for the Employer and related  persons)
                    on a substantially full-time basis for a period of at least one year; and

           (c)      such services are performed under the primary direction or control of the Employer.

           The entire  period  during which the Leased  Employee  has  performed  services for the Employer or  Affiliated
           Employer in such capacity shall be treated as  Eligibility  and Vesting  Service  hereunder for all purposes of the Plan, except that, by reason of such status as a Leased Employee, he shall not become a Participant.

           However,  a Leased  Employee  shall not be  considered  an employee of the  Employer  for any purpose if Leased
           Employees do not constitute  more than 20% of the Employer's  nonhighly  compensated  workforce and such Leased
           Employee is covered by a money purchase pension plan providing:

           (a)      a nonintegrated employer contribution rate of at least 10% of statutory Compensation,

           (b)      immediate participation, and

           (c)      full and immediate vesting.

1.30       "Leave  of  Absence"Statutory  Compensation  shall  not  exceed  the  applicable  dollar  limit  under  Section
           401(a)(17) of the Code for any Plan Year,  provided that such limit shall not be applied in determining  Highly
           Compensated Employees under Section 1.27.

For Plan Years  commencing  before  January 1, 1997,  if a  Participant  is a greater  than five  percent (5%) owner of an
           Employer or any  Affiliated  Employer  (within the meaning of Section  416(i) of the Code) or a person who is a
           Highly Compensated  Employee,  and one of the ten (10) persons paid the highest compensation by an Employer and all its Affiliated  Employers  during the Plan Year, the aggregate  Statutory  Compensation of the Participant, the  Participant's  spouse  (if  the  spouse  is  also a  Participant)  and  any of  the  Participant's  lineal descendants  who have not reached age nineteen (19) before the end of the Plan Year (if the lineal  descendants are also  Participants)  shall  not  exceed  the  applicable  dollar  limit  for the Plan  Year  under  Section
           401(a)(17) of the Code. To determine the maximum amount of earnings of each of the  aforementioned  individuals that shall be treated as Statutory  Compensation  for  purposes of this Plan,  the  applicable  dollar limit on aggregate  Statutory  Compensation  shall be prorated  among the  affected  Participants  in the ratio of their
           individual  Statutory   Compensation  (without  limitation)  to  the  total  Statutory   Compensation  (without
           limitation) of all aggregated Participants.

1.43       "Transferred Contribution"(a)    If his  employment  terminates  and he is  reemployed  after he has incurred a
                    Break in Service,  his Vesting  Service  after  reemployment  shall be  aggregated  with his  previous period or periods of Vesting  Service  after he  completes  a Year of Vesting  Service if (i) he had a balance in his  Deferred  Account,  (ii) he was fully or partially  vested in his Employer  Account or
                    (iii) the  period  from his Break in Service  date to his  subsequent  reemployment  does not equal or exceed the greater of five years or his period of Vesting Service before his Break in Service date.

           (b)      If an  Employee  leaves or left work to enter into  active  service in the Armed  Forces of the United
                    States and thereafter  returns to work with reemployment  rights under federal law,  including without limitation the Uniformed  Services  Employment and Reemployment  Rights Act of 1994 and Section 414(u)
                    of the Code,  his status with respect to  participation  and  benefits  under the Plan shall take into account all rights to which he shall be entitled pursuant to such federal law.

                                                 ARTICLE 2. PARTICIPATION
                                                 ------------------------

2.01       Participation

           (a)      Prior to January 1, 1995 an Employee,  and on and after January 1, 1995 a regular full-time  Employee, shall become a Participant  entitled to make Deferred Cash  Contributions  or After-Tax  Contributions
                    on the later of: (i) his date of hire; or (ii) the date on which he becomes an Employee.

                    Notwithstanding  the  foregoing,  any  individual  who  became an  Employee  on  January  20,  1994 in connection  with the Company's  acquisition  of the stock of Steeltin Can  Corporation  and of certain assets of Eastern  Container  Company,  Inc.  became a  Participant  entitled  to make  Deferred  Cash
                    Contributions or After-Tax Contributions as of March 28, 1994.

                    For purposes of this Section,  a regular  full-time  Employee shall mean a regular  Employee  normally scheduled to work 35 hours or more per week.

           (b)      On or after  January 1, 1995,  an  Employee,  other than a regular  full-time  Employee,  shall not be entitled to make Deferred Cash Contributions or After-Tax  Contributions  until the first January 1 or
                    July 1 following the first  anniversary of his original  commencement  of employment.  Notwithstanding any other  provision of this Section,  cooperative  education  students  employed by an Employer shall not be entitled to make Deferred Cash Contributions or After-Tax Contributions.

           (c)      A Participant  shall be eligible to commence  Deferred Cash  Contributions or After-Tax  Contributions
                    on (or  as  soon  as  administratively  practicable  thereafter)  the  date  he:  (1)  designates  the percentage  of  Compensation  he wishes to  contribute  under the Plan under Section 3.02 or makes the election  described in Section  3.01, or both;  (2)  authorizes  the Employer to make regular  payroll deductions or to reduce his Compensation,  or both; (3) makes an investment election;  and (4) names a
                    Beneficiary; in the manner prescribed by the Committee.

2.02       [RESERVED]

2.03       Reemployment of Former Employees and Former Participants

           A Participant  who has a Break in Service and has a  nonforfeitable  interest in a Plan Account shall  continue to be a Participant upon his reemployment.

           An  Employee  who  terminates  employment  and is later  reemployed  will be  eligible  to make  Deferred  Cash
           Contributions, Catch-up Contributions or After-Tax Contributions on his reemployment date.

           If a person who had no  nonforfeitable  interest  in any  Account at his prior  termination  of  employment  is reemployed after incurring five consecutive  one-year Breaks in Service,  he shall be treated as a new employee and his prior periods of employment  shall be disregarded  for purposes of  determining  whether he has met the requirements of Section 2.01.

2.04       Transferred Participants

           A  Participant  who  remains  in the  employ of the  Employer  or an  Affiliated  Employer  but ceases to be an
           Employee  shall  continue  to be a  Participant  of the  Plan  but  shall  not be  eligible  to make  After-Tax
           Contributions,  Catch-up  Contributions  or Deferred  Cash  Contributions  or receive  allocations  of Employer
           Contributions  (pursuant to Section 3.04) for any period of employment  during which his  employment  status is other than as an Employee.  Notwithstanding the preceding sentence,  a Participant's  participation in the Plan shall terminate if his benefits under the Plan are transferred to another plan or distributed.

2.05       Termination of Participation

           A  Participant's  participation  shall  terminate  on the date he is no longer  employed by the Employer or any
           Affiliated  Employer  unless the  Participant  is  entitled  to  benefits  under the Plan,  in which  event his participation shall terminate when those benefits are distributed to him.

                                                 ARTICLE 3. CONTRIBUTIONS
                                                 ------------------------

3.01       Deferred Cash Contributions

(a)      A Participant may elect on his designation  filed under Section 2.01 to reduce his  Compensation  payable while a
                    Participant  by at least 1% and not more than 50% (prior to January 1, 2002,  12%),  in  multiples  of
                    1%, and have that amount  contributed  to the Plan by the  Employer as  Deferred  Cash  Contributions.
                    Deferred  Cash  Contributions  shall be further  limited as provided  below and in  Sections  3.07(a),
                    3.08(a) and 3.09. Any Deferred Cash  Contributions  shall be paid to the Trustee  holding assets other than those  attributable  to Employer Stock  Contributions  as soon as practicable and credited to the electing Participant's Deferred Account.

(b)      In no event shall the Participant's  Deferred Cash Contributions and similar  contributions made on his behalf by the  Employer  or an  Affiliated  Employer  to all plans,  contracts  or  arrangements  subject to the provisions of Section  401(a)(30) of the Code in any calendar  year exceed  $11,000  multiplied by the
                    Adjustment  Factor,  except as provides in  subsection  (e) below (prior to  January 1,  2002,  $7,000 multiplied by the Adjustment  Factor).  If a Participant's  Deferred Cash  Contributions in a calendar year reach that dollar  limitation,  his election of Deferred Cash  Contributions for the remainder of the calendar  year will be canceled.  Each  Participant  affected by this  paragraph  (b) may elect to change or suspend the rate at which he makes  After-Tax  Contributions.  As of the first pay period of
                    the  calendar  year  following  such  cancellation,   the  Participant's  election  of  Deferred  Cash
                    Contributions shall again become effective in accordance with his previous election.

           (c)      In the event that the sum of the Deferred Cash  Contributions  and similar  contributions to any other qualified defined  contribution plan maintained by the Employer or an Affiliated  Employer exceeds the dollar  limitation in Section 3.01(b) for any calendar year, the  Participant  shall be deemed to have elected a return of Deferred Cash  Contributions  in excess of such limit  ("excess  deferrals")  from this Plan.  The excess  deferrals,  together with  Earnings,  shall be returned to the  Participant no later than the April 15 following  the end of the  calendar  year in which the excess  deferrals  were made.  The amount of excess  deferrals to be returned  for any  calendar  year shall be reduced by any
                    Deferred  Cash  Contributions  previously  returned to the  Participant  under  Section  3.07 for that calendar  year. In the event any Deferred Cash  Contributions  returned  under this paragraph (c) were matched by Matching  Contributions,  those Matching  Contributions,  together with Earnings,  shall be forfeited and used to reduce Employer contributions.

           (d)    If a Participant makes  tax-deferred  contributions  under another  qualified defined  contribution plan maintained by an employer  other than the Employer or an  Affiliated  Employer for any calendar year and those  contributions  when added to his Deferred Cash  Contributions  exceed the dollar limitation under
                  Section  3.01(b) for that calendar  year, the  Participant  may allocate all or a portion of such excess deferrals  to this Plan.  In that  event,  such  excess  deferrals,  together  with  Earnings,  shall be returned to the  Participant  no later than the April 15 following the end of the calendar year in which such excess  deferrals  were made.  However,  the Plan shall not be required to return excess  deferrals unless the Participant  notifies the Committee,  in writing,  by March 1 of that following calendar year of the amount of the excess  deferrals  allocated to this Plan. The amount of any such excess  deferrals to be returned for any  calendar  year shall be reduced by any Deferred  Cash  Contributions  previously returned to the  Participant  under Section 3.07 for that calendar  year. In the event any Deferred Cash
                  Contributions returned under this paragraph (d) were matched by Matching  Contributions,  those Matching
                  Contributions, together with Earnings, shall be forfeited and used to reduce Employer contributions.

           (e)    For Plan Years  commencing on or after January 1, 2002, a Participant  may make a Catch-up  Contribution for a Plan Year if he has  attained  age fifty  (50)  before the close of the Plan Year and may not make any additional  Deferred Cash  Contributions  for the Plan Year because of the application of the annual limit on elective  deferrals under Sections  402(g) and 415(c) of the Code or any comparable  limitation or  restriction  contained  in the  terms  of the  Plan.  An  eligible  Participant  may  make  Catch-up
                  Contributions  at the same time and in the same  manner  as  Deferred  Cash  Contributions  pursuant  to procedures  established by the Committee.  If a Participant makes any Catch-up  Contributions for a Plan
                  Year, such contributions shall be credited to the Participant's Deferred Cash Contribution Account.

                  For any Plan Year, a Participant may make Catch-up Contributions that equal the lesser of:

                  (1)      the "applicable dollar amount" or

                  (2)      the  Participant's  Compensation  for  the  Plan  Year  reduced  by  any  other  Deferred  Cash
                           Contributions of the Participant made for the Plan Year.

                  For purposes of this  subsection (e), the  "applicable  dollar amount" shall be the amount  described in
                  Section  414(v)(2)(C)  of the Code, but in no event shall exceed $1,000 for the Plan Year  commencing on
                  January 1, 2002.  The amount of Catch-up  Contributions  that a Participant  may  contribute  for a Plan
                  Year shall be  determined at the end of the Plan Year.  If the amount of Catch-up  Contributions  that a
                  Participant  makes for any Plan Year  exceeds  the  limits of (1) and (2)  above,  any  excess  shall be either returned to the Participant  pursuant to procedures  specified in subsection (d) above or used to make  additional  Deferred  Cash  Contributions  for the Plan Year, if possible  under this section,  as determined by the Committee pursuant to guidelines established by the Internal Revenue Service.

                  Catch-up  Contributions shall not be subject to any other contribution  limits or any  nondiscrimination tests  under  Section  401(k)  of the Code and  shall  not be  taken  into  account  in  applying  other contribution  limits to other  contributions  or benefits as provided in Section  414(v)(6)  of the Code and shall not be considered in determining the maximum amount deductible by the  Participating  Employer for such Plan Year for federal tax purposes under Section 404 of the Code.

           (f)    The Committee shall implement the percentage  increase in Deferred Cash  Contributions  and the Catch-up
                  Contributions during the 2002 Plan Year in accordance with procedures established by the Committee.

           (g)    Catch-up  Contributions  shall be treated as Deferred  Cash  Contributions  for purposes of Section 3.02 and other provisions of the Plan.

3.02       After-Tax Contributions

           Any  Participant  may make  After-Tax  Contributions  under this Section  whether or not he has elected to have
           Deferred  Cash   Contributions  made  on  his  behalf  pursuant  to  Section  3.01.  The  amount  of  After-Tax
           Contributions  shall  be at  least  1% and not  more  than  10% of his  Compensation  while a  Participant,  in multiples of 1%;  provided,  however,  if the  Participant has made an election under Section 3.01, the maximum percentage of Compensation  which the Participant may elect to contribute  under this Section shall be equal to the  excess  of 12%  over  the  percentage  elected  by the  Participant  under  Section  3.01.  The  After-Tax
           Contributions  of a  Participant  shall be made  through  payroll  deductions  and shall be paid to the Trustee holding  assets  other  than  those  attributable  to  Employer  Stock  Contributions  as soon as  practicable.
           After-Tax Contributions shall be credited to the Participant Account of the contributing Participant.

3.03       Employer Contributions

(a)      Employer Matching  Contributions.  The Employer shall contribute on behalf of each Participant who is an eligible
         --------------------------------
                    Employee  for the Plan Year and makes the  election  described  in Section  3.01 an amount  equal to a percentage  of  his  Deferred  Cash  Contributions  for  the  Plan  Year  up to  the  first  6% of the
                    Participant's  Compensation  for the Plan  Year.  The  percentage  and the  portion of  Deferred  Cash
                    Contributions (up to the first 6% of the  Participant's  Compensation for the Plan Year) to be used in computing the Matching  Contribution  shall be determined  from time to time by the Board of Directors of the  Employer  based  on the  performance  of  the  Employer.  The  Compensation  Committee  of the
                    Employer shall recommend performance standards to the Board.

                    Effective  January 1, 1999,  the Employer  shall  contribute on behalf of each  Participant  who is an eligible  Employee  for the Plan Year and makes the  election  described  in Section  3.01,  an amount equal to 100% of his  Deferred  Cash  Contribution  for the Plan  Year up to the  first 3% of his Plan
                    Year  Compensation;  and 50% of his Deferred Cash Contributions for the Plan Year over 3% and up to 5%
                    of the  Participant's  Plan Year  Compensation.  The Employer  may at its  discretion  make  estimated
                    Matching Contributions during the Plan Year.

           (b)      Employer  Retirement  Contributions.  The Employer shall  contribute on behalf of each Participant who
                    -----------------------------------
                    is an eligible  Employee  for the Plan Year an amount to be  determined  by the Board of  Directors of the Employer as of the last day of the Plan Year.  In the absence of a  determination  by the Employer to the contrary,  the amount  contributed on behalf of each such  Participant  shall be equal to 4% of such Participant's Compensation for the Plan Year.

                    Effective  January 1, 1999,  the Employer  shall  contribute on behalf of each  Participant  who is an eligible  Employee  on the last day of each  calendar  quarter  (March 31, June 30,  September  30 and
                    December 31) or who terminated  employment  during the quarter after attaining age 65, an amount to be determined  by the Board of  Directors of the  Employer as of the last day of such  calendar  quarter.
                    In the absence of a determination  by the Employer to the contrary,  the amount  contributed on behalf of each such Participant  shall be equal to 2% of Compensation  paid the Participant for such calendar quarter;  such Employer Retirement  Contributions  shall be made as soon as administratively  feasible following the end of such calendar quarter.

           (c)      Employer Stock  Contributions  and Additional  Cash  Contributions.  The Employer may make  additional
                    ------------------------------------------------------------------
                    contributions  to the Plan for a Plan Year on behalf of each  Participant who is an eligible  Employee for the Plan Year.  The amount to be  contributed,  if any, for a Plan Year shall be determined by the
                    Board of  Directors of the  Employer,  in its sole  discretion.  Contributions  made  pursuant to this paragraph (d) for a Plan Year shall be credited to the Accounts of all  Participants  who are eligible
                    Employees in the same proportion as each such Participant's  Compensation  during that Plan Year bears to the total  Compensation of all such Participants  during that Plan Year. A contribution made by the
                    Employer  pursuant to this  paragraph  (d) on account of any Plan Year may be made in the form of cash or stock of U.S. Can Corporation  (of which the Company is a wholly-owned  subsidiary) or both, at the discretion of the Board of Directors of the Employer.  To the extent that the  contribution is made in stock, the  contribution  shall be known as the "Employer Stock  Contribution"  and to the extent that the  contribution  is  made  in  cash,  the  contribution  shall  be  known  as the  "Additional  Cash
                    Contribution."  There shall be no Employer  Stock  Contributions  made by the Employer  after the Plan
                    Year ending on December 31, 1993.

           (d)      Payment of Contributions.  Contributions  other than Employer Stock  Contributions will be paid to the
                    ------------------------
                    Trustee  holding assets other than those  attributable to Employer Stock  Contributions  only in cash.
                    Employer Stock  Contributions  shall be made to the Trustee  holding assets  attributable  to Employer
                    Stock  Contributions  only in the  form of the  common  stock  of U.S.  Can  Corporation,  a  Delaware corporation.  All contributions made by the Employer shall be delivered to the appropriate  Trustee no later than the due date (with  extensions)  of the  Employer's tax return for the fiscal year to which the  contribution  relates.  A  Participant's  allocable  share  of  Employer  Contributions  shall be credited to the Participant's Employer Account.

           (e)      Offset  for  Foreign  Contributions.  Notwithstanding  any  other  provision  of  Section  3.03 to the
                    -----------------------------------
                    contrary,  Employer  Contributions  allocable to a Participant who is a non-resident  alien and who is eligible to  participate in a retirement  plan sponsored by the Employer or an Affiliated  Employer in a country other than the United  States,  shall have their Employer  Contributions  under the Plan for any Plan Year  offset by, in the case of a defined  contribution  plan,  the  amount of  contributions made on behalf of the  Participant  under  such  foreign  plan for such  year,  and,  in the case of a defined benefit plan, the present value of the benefit  accrued by the Participant  under such foreign plan for such year.  Such  offset  shall be applied  first  against  the  contributions  described  in paragraph  (c) above,  then (b) then (a);  such offset shall be  determined  and applied in accordance with  procedures  adopted by the  Committee.  Such offsets  shall not be applied to any Deferred  Cash
                    Contributions and/or After-tax Contributions made by such non-resident alien Participant.

3.04       Participant Rollover Contributions and Transferred Contributions

           With the  permission of the Committee  and without  regard to any  limitations  on  contributions  set forth in
           Section  3.08(a),  3.09 or 3.11 or limitations on After-Tax  Contributions  set forth in Section 3.02, the Plan may receive in cash:

           (i)      From  an  Employee,  any  amount  previously  received  by him as an  eligible  rollover  distribution described in Section  9.11(b).  The Plan may receive such amount either  directly from the Participant or employee,  or from an eligible  retirement plan described in Section 9.11(b).  Notwithstanding  the foregoing,  the Plan shall not accept any amount from the  Participant or an eligible  retirement plan described in Section 9.11(b) unless the Participant  provides  evidence  satisfactory to the Committee that such amount is an eligible rollover  distribution.  If the Rollover Contributions are paid to the
                    Participant,  they must be paid to the  Trustee  on or before the 60th day after the day  received  by the Participant  unless the Participant  qualifies for hardship exception for distributions made after
                    December 31, 2001.

           (ii)     From  a  trustee  of  another  qualified  plan  an  amount  that  is not  such  an  eligible  rollover distribution.  In no event shall such  Transferred  Contributions  be received from a plan under which the Participant or Employee was, at any time, an employee  within the meaning of Section  401(c)(1) of the Code.

3.05       Change in Contributions

           The percentages of Compensation  designated by a Participant  under Sections 3.01 and 3.02 shall  automatically apply to increases and decreases in his  Compensation.  A Participant  may change his election  under  Sections
           3.01 and 3.02 only once each  calendar  quarter by giving notice to the Committee at the time and in the manner it prescribes.  The changed  percentage  shall become effective as of the first day of the first payroll period of the calendar quarter beginning after the expiration of the notice period.

3.06       Suspension of Contributions

           (a)      A  Participant  may suspend his  contributions  under  Section 3.02 and/or  revoke his election  under
                    Section 3.01 only once each calendar  quarter.  The suspension or revocation shall become effective as soon as  administratively  possible  after  the  Participant  provides  the  Committee  notice  of the suspension or revocation at the time and in the manner it prescribes.

           (b)      A Participant  who has suspended his  contributions  under Section 3.02 may elect to have them resumed in  accordance  with  Section  3.02 as of the first day of the first  payroll  period of the  calendar quarter  next  following  notice of that  intent  given at the time and in the  manner  the  Committee prescribes.  A Participant  who has revoked his election under Section 3.01 may apply to the Committee to have his  Compensation  reduction  resumed in  accordance  with Section 3.01 as of the first day of the first payroll  period of the calendar  quarter next  following  notice of that intent given at the time and in the manner the Committee prescribes.

3.07       Actual Deferral Percentage Test

           (a)      For Plan  Years  commencing  prior to  January 1, 1999,  the  Actual  Deferral  Percentage  for Highly
                    Compensated  Employees who are  Participants or eligible to become  Participants  shall not exceed the
                    Actual  Deferral  Percentage  for all other  Employees  who are  Participants  or  eligible  to become
                    Participants  multiplied by 1.25. If the Actual Deferral  Percentage for Highly Compensated  Employees
                    does not meet the foregoing  test, the Actual  Deferral  Percentage for Highly  Compensated  Employees
                    may not exceed  the  Actual  Deferral  Percentage  for all other  Employees  who are  Participants  or eligible  to  become  Participants  by more  than  two  percentage  points,  and the  Actual  Deferral
                    Percentage  for  Highly  Compensated  Employees  may not be more than 2.0 times  the  Actual  Deferral
                    Percentage  for all other  Employees  (or such  lesser  amount as the  Committee  shall  determine  to satisfy the provisions of Section 3.09).

                    The Committee  may implement  rules  limiting the Deferred  Cash  Contributions,  which may be made on behalf of some or all Highly  Compensated  Employees  so that this  limitation  is  satisfied.  If the
                    Committee  determines  that the limitation  under this Section has been exceeded in any Plan Year, the following provisions shall apply:

                    (i)      For  Plan  Years   commencing  prior  to  January  1,  1997,  the  amount  of  Deferred  Cash
                             Contributions  made on behalf of some or all Highly  Compensated  Employees  shall be reduced until the  provisions  of this  paragraph  are  satisfied by leveling the highest  percentage rates elected by the Highly  Compensated  Employees.  Such percentage  rates shall be rounded to the nearest  one-hundredth  of one percent of the  Participant's  Statutory  Compensation.
                             Any excess  Deferral  Cash  Contributions  ("excess  contributions")  together  with Earnings thereon,  shall be allocated to some or all Highly  Compensated  Employees in accordance with paragraph (iii).

                    (ii)     For Plan Years  beginning  after  December 31, 1996 and prior to January 1,  1999, the Actual
                             Deferral  Percentage  of the Highly  Compensated  Employee with the highest  Actual  Deferral
                             Percentage  shall be reduced to the extent  necessary to meet the Actual Deferral  Percentage test or to cause  such  percentage  to equal the  Actual  Deferral  Percentage  of the Highly
                             Compensated  Employee with the next highest  percentage.  This process will be repeated until the Actual  Deferral  Percentage  test is  passed.  Each  percentage  shall be rounded to the nearest  one-hundredth of one percent of the Employee's  Statutory  Compensation.  The amount of Deferred  Cash  Contributions  made by each Highly  Compensated  Employee in excess of the amount  permitted  under  his  revised  deferral  percentage  shall  be  added  together  and allocated  to  some or all  Highly  Compensated  Employees  as  follows.  The  Deferred  Cash
                             Contributions of the Highly  Compensated  Employee with the highest dollar amount of Deferred
                             Cash  Contributions  shall be reduced by the lesser of (A) the amount  required to cause that
                             Employee's  Deferred  Cash  Contributions  to equal the dollar  amount of the  Deferred  Cash
                             Contributions  of the Highly  Compensated  Employee  with the next highest  dollar  amount of
                             Deferred  Cash  Contributions,  or (B) an  amount  equal to the total  excess  contributions.
                             This  procedure  is repeated  until all excess  contributions  are  allocated.  The amount of excess  contributions  allocated to a Highly  Compensated  Employee,  together  with Earnings thereon  shall be  distributed  to him in accordance  with the  provision of paragraph  (iii)
                             below.

                    (iii)    Excess  contributions  together  with  Earnings  thereon,  shall  be paid to the  Participant before the end of twelve  months  following  the Plan Year in which the excess  contributions were made and, to the extent  practicable,  within 2 1/2months after the close of the Plan Year in which the excess  contributions  were made.  However,  any  excess  contributions  for any
                             Plan Year shall be reduced by any  Deferred  Cash  Contributions  previously  returned to the
                             Participant  under  Section  3.01  for  that  Plan  Year.  In the  event  any  Deferred  Cash
                             Contributions  returned  under this  Section  were  matched by Matching  Contributions,  such corresponding Matching  Contributions,  with Earnings thereon, shall be forfeited and used to reduce Employer Contributions.

                    (iv)     If the Committee  adopts  appropriate  rules in  accordance  with  regulations  issued by the
                             Secretary  of the  Treasury,  the  Participant  may elect,  in lieu of a return of the excess contributions,  to  recharacterize  the excess  Deferred  Cash  Contributions  to the Plan as
                             After-Tax  Contributions  for the Plan  Year in which the  excess  contributions  were  made, subject to the  limitations  of Section 3.02 and Section  3.08.  The  Participant's  election shall  be made  within  2 1/2months  after  the  close of the Plan  Year in which  the  excess
                             Deferred Cash  Contributions  were made,  or within such shorter  period as the Committee may prescribe.  In the absence of a timely election by the Participant,  the excess contributions shall be paid to the Participant in the manner described in Section 3.07(b).

                    (v)      Current Year  Approach,  1997 Deferred Cash  Contributions  and Statutory  Compensation  were used to determine the Actual  Deferral  Percentage for non-highly  compensated  employees for the 1997 Plan Year Actual Deferral  Percentage Test and 1998 Deferred Cash  Contributions and
                             Statutory  Compensation were used to determine the Actual Deferral  Percentage for non-highly compensated employees for the 1998 Plan Year Actual Deferral Percentage Test.

           (b)      For  Plan  Years   commencing  on  or  after  January  1,  1999,   the  Plan  shall  comply  with  the
                    nondiscrimination  requirements  of  Section  401(k)  of  the  Code  by the  use  of  the  alternative nondiscrimination requirements under Section 401(k)(12) of the Code, as set forth in the Plan.

3.08       Contribution Percentage Test

           a.       For  Plan  Years  beginning  prior  to  January  1,  1999,  the  Contribution  Percentage  for  Highly
                    Compensated  Employees who are  Participants or eligible to become  Participants  shall not exceed the
                    Contribution  Percentage  for  all  other  Employees  who  are  Participants  or  eligible  to  become
                    Participants  multiplied by 1.25. If the Contribution  Percentage for the Highly Compensated Employees
                    does not meet the foregoing test, the  Contribution  Percentage for Highly  Compensated  Employees may
                    not exceed the  Contribution  Percentage of all other  Employees who are  Participants  or eligible to become  Participants by more than two percentage  points,  and the Contribution  Percentage for Highly
                    Compensated  Employees  may not be more  than 2.0  times  the  Contribution  Percentage  for all other
                    Employees  (or such lesser  amount as the  Committee  shall  determine  to satisfy the  provisions  of
                    Section 3.09).

                    The Committee may implement  rules limiting the After-Tax  Contributions  which may be made by some or all Highly  Compensated  Employees so that this limitation is satisfied.  If the Committee  determines that the limitation  under this Section has been exceeded in any Plan Year,  the following  provisions shall apply:

                    (i)      For Plan Years  beginning  prior to January 1, 1997,  the amount of  After-Tax  Contributions and Matching  Contributions made by or on behalf of some or all Highly Compensated  Employees in the Plan Year shall be reduced  until the  provisions  of this  Section are  satisfied  by leveling the highest  percentage  rates  elected by the Highly  Compensated  Employees.  Such percentage  rates  shall  be  rounded  to  the  nearest  one-hundredth  of one  percent  of a
                             Participant's  Statutory  Compensation.   Any  excess  After-Tax  Contributions  or  Matching
                             Contributions  ("excess aggregate  contributions"),  together with Earnings thereon, shall be reduced and allocated in accordance with the provisions of paragraph (iii) below.

                    (ii)     For Plan  Years  beginning  after  December  31,  1996  and  prior to  January 1,  1999,  the
                             Contribution  Percentage of the Highly  Compensated  Employee  with the highest  Contribution
                             Percentage  shall be reduced  to the extent  necessary  to meet the  Contribution  Percentage test or to  cause  such  percentage  to  equal  the  Contribution  Percentage  of the  Highly
                             Compensated  Employee with the next highest  percentage.  This process will be repeated until the  Contribution  Percentage  test is  passed.  Each  percentage  shall  be  rounded  to the nearest  one-hundredth of one percent of the Employee's  Statutory  Compensation.  The amount of  After-Tax  Contributions  and  Matching  Contributions  made by each  Highly  Compensated
                             Employee in excess of the amount  permitted under his revised  contribution  percentage shall be added  together  and  allocated  to some or all Highly  Compensated  Employees as follows.
                             The After-Tax  Contributions and Matching  Contributions of the Highly  Compensated  Employee
                             with the highest dollar amount of After-Tax  Contributions and Matching  Contributions  shall be  reduced  by the  lesser  of (A) the  amount  required  to cause  the  Highly  Compensated
                             Employee's  After-Tax  Contributions  and  Matching  Contributions  to  equal  the  After-Tax
                             Contributions  and Matching  Contributions of the Highly  Compensated  Employee with the next highest  dollar amount of After-Tax  Contributions  and Matching  Contributions,  or to equal the dollar  amount of such  contributions  of the Highly  Compensated  Employee with the next highest  dollar  amount of such  contributions,  or (B) an amount  equal to the total  excess
                             aggregate   contributions.   This   procedure   is  repeated   until  all  excess   aggregate
                             contributions  are  allocated.  Any excess  aggregate  contributions,  together with Earnings thereon, shall be reduced and allocated in accordance with paragraph (iii) below.

                    (iii)    Excess  aggregate  contributions  together  with  earnings  thereon,  shall  be  reduced  and allocated in the following order:

                             (A)      After-Tax  Contributions,  to the  extent  of the  excess  aggregate  contributions, together with Earnings, shall be paid to the Participant; and then, if necessary,

                             (B)      so much of the  Matching  Contributions  as shall be  necessary to equal the balance of the excess  aggregate  contributions,  together with Earnings,  shall be reduced, and to the extent such  Matching  Contributions  and  Earnings are vested they shall be paid to the Participant.  To the extent such Matching  Contributions and Earnings are not  vested  they  shall  be  forfeited  and  used  to  reduce  future  Employer
                                      Contributions.

                    (iv)     Any repayment or forfeiture of excess  aggregate  contributions  shall be made before the end of twelve months  following the Plan Year for which the excess aggregate  contributions  were made and, to the extent  practicable,  any  repayment or  forfeiture  shall be made within 12 months  after the close of the Plan Year in which the  excess  aggregate  contributions  were made.

                    (v)      Current Year Approach,  1997 After-Tax  Contributions,  Matching  Contributions and Statutory
                             Compensation  were used to  determine  the  Actual  Contribution  Percentage  for  Non-Highly
                             Compensated  Employees  for the 1997 Plan Year  Actual  Contribution  Percentage  Test.  1998
                             After-Tax  Contributions,  Matching  Contributions  and Statutory  Compensation  were used to determine the Actual  Contribution  Percentage for Non-Highly  Compensated  Employees for the
                             1998 Plan Year Actual Contribution Percentage Test.

           (b)      For Plan  Years  beginning  on or after  January  1,  1999,  the  Contribution  Percentage  for Highly
                    Compensated  Employees who are  Participants or eligible to become  Participants  shall not exceed the
                    Contribution  Percentage  for  all  other  Employees  who  are  Participants  or  eligible  to  become
                    Participants   multiplied  by  1.25.  If  the  Contribution  Percentage  for  the  Highly  Compensated
                    Employees  does not meet the  foregoing  test,  the  Contribution  Percentage  for Highly  Compensated
                    Employees may not exceed the  Contribution  Percentage of all other Employees who are  Participants or eligible to become  Participants by more than two percentage points,  and the Contribution  Percentage for Highly  Compensated  Employees may not be more than 2.0 times the Contribution  Percentage for all other Employees.  The Committee may implement rules limiting the After-Tax  Contributions  that may be made by some or all  Highly  Compensated  Employees  so that  this  limitation  is  satisfied.  If the
                    Committee  determines  that the limitation  under this Section has been exceeded in any Plan Year, the following provisions shall apply:

                    (i)      The   Contribution   Percentage  of  the  Highly   Compensated   Employee  with  the  highest
                             Contribution  Percentage  shall be reduced to the extent  necessary to meet the  Contribution
                             Percentage  test or to cause such  percentage  to equal the  Contribution  Percentage  of the
                             Highly  Compensated  Employee  with  the  next  highest  percentage.  This  process  will  be repeated  until  the  Contribution  Percentage  test is  passed.  Each  percentage  shall  be
                             rounded  to  the  nearest   one-hundredth   of  one  percent  of  the  Employee's   Statutory
                             Compensation.  The  amount  of  After-Tax  Contributions  made  by  each  Highly  Compensated
                             Employee in excess of the amount  permitted under his revised  contribution  percentage shall be added  together  and  allocated  to some or all Highly  Compensated  Employees as follows.
                             The  After-Tax  Contributions  of the Highly  Compensated  Employee  with the highest  dollar amount of such  contributions  shall be reduced by the lesser of (i) the amount  required  to
                             cause  that  Employee's   After-Tax   Contributions  to  equal  the  dollar  amount  of  such
                             contributions  of the Highly  Compensated  Employee  with the next highest  dollar  amount of such  contributions,  or (ii)  an  amount  equal  to the  total  excess  contributions.  This procedure is repeated until all excess contributions are allocated.

                    (ii)     Any excess contributions, together with Earnings thereon, shall be paid to the Participant.

                    (iii)    Any  repayment  of  excess  contributions  shall  be made  before  the end of  twelve  months following  the Plan Year for which the  excess  contributions  were made and,  to the  extent practicable,  any  repayment  shall be made within 2 1/2months after the close of the Plan Year in which the excess contributions were made.

           (c)      For  Plan  Years   beginning  on  or  after   January  1,  1999,   the  Plan  shall  comply  with  the
                    nondiscrimination  requirements of Code Section 401(m) with respect to Matching  Contributions  by use of the alternative  nondiscrimination  requirements under Code Section 401(m)(11), as set forth in the
                    Plan.

3.09       Aggregate Contribution Limitation

           For Plan Years  beginning  prior to January 1, 1999,  notwithstanding  the  provisions of Sections  3.07(a) and
           3.08(a),  in no  event  shall  the sum of the  Actual  Deferral  Percentage  of the  group of  eligible  Highly
           Compensated  Employees  and the  Contribution  Percentage  of such group,  after  applying  the  provisions  of
           Sections  3.07(a) and 3.08(a),  exceed the "aggregate  limit" as provided in Section  401(m)(9) of the Code and the  regulations  issued  thereunder.  In the event the  aggregate  limit is  exceeded  for any Plan Year,  the
           Contribution  Percentages  of the Highly  Compensated  Employees  shall be reduced to the extent  necessary  to satisfy the aggregate limit in accordance with the procedure set forth in Section 3.08(a).

3.10       Additional Discrimination Testing Provisions

           (a)      For Plan Years  beginning prior to January 1, 1997, if any Highly  Compensated  Employee is either (i)
                    a five  percent  owner or (ii) one of the 10  highest  paid  Highly  Compensated  Employees,  then any contribution  trade by or on  behalf  of any  member of his  "family"  shall be  deemed  made by or on behalf of such Highly  Compensated  Employee for purposes of Sections  3.07(a),  3.08(a) and 3.09,  to the extent  required  under  regulations  prescribed  by the Secretary of the Treasury or his delegate under Sections 401(k) and 401(m) of the Code. The  contributions  required to be aggregated  under the
                    preceding   sentence  shall  be  disregarded  in  determining  the  Actual  Deferral   Percentage  and
                    Contribution  Percentage  for the group of non-highly  compensated  employees for purposes of Sections
                    3.07(a),  3.08(a)  and 3.09.  Any return of excess  contributions  or excess  aggregate  contributions required under Sections  3.07(a),  3.08(a) and 3.09, with respect to the family group shall be made by allocating the excess  contributions  or excess  aggregate  contributions  among the family members in proportion  to the  contributions  made by or on behalf of each family  member that is  combined.  For purposes of this  paragraph,  the term "family" means,  with respect to any employee,  such employee's spouse  and any  lineal  ascendants  or  descendants  and any  spouses of such  lineal  ascendants  or descendants.

           (b)      If any Highly  Compensated  Employee is a participant in another  qualified plan of the Employer or an
                    Affiliated  Employer,  other than an employee stock ownership plan described in Section  4975(e)(7) of the Code or any other qualified plan which must be mandatorily  disaggregated  under Section 410(b) of the Code,  under which deferred cash  contributions  or matching  contributions  are made on behalf of the Highly  Compensated  Employee  or under  which the Highly  Compensated  Employee  makes  after-tax contributions,  the  Committee  shall  implement  rules,  which shall be uniformly  applicable  to all employees similarly  situated,  to take into account all such contributions for the Highly Compensated
                    Employee under all such plans in applying the  limitations of Sections  3.07(a),  3.08(a) and 3.09. If any other such  qualified  plan has a plan year other than the Plan Year defined in Section 1.36,  the contributions  to be taken into account in applying the  limitations of Sections  3.07,  3.08 and 3.09 will be those made in the Plan Years ending with or within the same calendar year.

           (c)      In the event that this Plan is  aggregated  with one or more other plans to satisfy  the  requirements of  Sections  401(a)(4)  and  410(b) of the Code  (other  than for  purposes  of the  average  benefit percentage  test  and if such  requirements  apply  to this  Plan)  or if one or more  other  plans is aggregated (in accordance with applicable  regulations)  with this Plan to satisfy the requirements of such  sections  of the Code,  then the  provisions  of  Sections  3.07(a),  3.08(a)  and 3.09 shall be applied by determining the Actual Deferral  Percentage and Contribution  Percentage of employees as if all such plans were a single  plan.  Plans may be  aggregated  under this  paragraph  (c) only if they have the same plan year.

           (d)      Notwithstanding  any provision of the Plan to the contrary,  employees included in a unit of employees covered by a collective  bargaining  agreement  shall be  disregarded  in applying the  provisions  of
                    Sections  3.08(a) and 3.09 and the provisions of Section 3.07(a) shall be applied,  at the election of the Committee,  either  separately to employees  included in each  collective  bargaining unit or as a group to all employees included in any collective bargaining unit.

           (e)      For Plan Years  commencing on or after  January 1, 1999, if the Company  elects to apply the provision of Section  410(b)(4)(B)  of the Code to satisfy the  requirements of Section  401(k)(3)(A)(1)  of the
                    Code,  the Company may apply the  provisions of Section  3.07(a),  3.08(a) and 3.09 by excluding  from consideration all eligible  employees (other than Highly  Compensated  Employees) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code.

3.12       Maximum Annual Additions

           (a)      The annual  addition to a  Participant's  Accounts for any Plan Year,  which shall be  considered  the
                    "limitation  year" for  purposes of Section 415 of the Code,  when added to the  Participant's  annual addition for that Plan Year under any other  qualified  defined  contribution  plan of the Employer or an  Affiliated  Employer,  shall not exceed an amount  which is equal to the lesser of (i) 25 % of his aggregate  remuneration  for that Plan Year or (ii) $30,000 for Plan years  commencing  before January
                    1, 2002 and the lesser of (i) 100% of his aggregate  remuneration  on or after January 1, 2002 or (ii)
                    $40,000  for Plan  Years  commencing  on or after  January  1,  2002.  For any Plan  Year,  the dollar limitations  specified in the previous  sentence  shall be  increased  by the  appropriate  Adjustment
                    Factor.

           (b)      For purposes of this Section,  the "annual  addition" to a  Participant's  Accounts under this Plan or any other qualified  defined  contribution  plan maintained by the Employer or an Affiliated  Employer shall be the sum of:

                    (i)      the total  contributions,  including  Deferred Cash  Contributions  (but  excluding  Catch-up
                             Contributions),  made  on  the  Participant's  behalf  by the  Employer  and  all  Affiliated
                             Employers,

                    (ii)     all  Participant  contributions,  exclusive  of any  Rollover  Contributions  or  Transferred
                             Contributions, and

                    (iii)    forfeitures, if applicable,

                    that have been  allocated to the  Participant's  Accounts  under this Plan or his  accounts  under any other  such  qualified  defined  contribution  plan.  Annual  additions  also  shall  include  amounts allocated to an  individual  medical  account as defined in Section  415(1)(1)  of the Code,  which is part  of a  defined  benefit  plan  maintained  by the  Employer  or an  Affiliated  Employer.  Annual
                    additions also includes amounts derived from  contributions  which are attributable to  postretirement medical  benefits  allocated  to a "key  employee,"  as defined in Section  419(A)(d)(3)  of the Code, under a welfare  benefit  fund as defined  in Section  419(e) and  maintained  by the  Employer  or an
                    Affiliated Employer.  For purposes of this paragraph (b), any Deferred Cash Contributions  distributed under  Section  3.07  and  any  After-Tax  Contributions  or  Matching  Contributions  distributed  or forfeited  under the  provisions of Sections 3.01,  3.07(a),  3.08(a) or 3.09 shall be included in the annual addition for the year allocated.

           (c)      For purposes of this Section,  the term  "remuneration" with respect to any Participant shall mean the wages,  salaries  and  other  amounts  paid in  respect  of that  Participant  by the  Employer  or an
                    Affiliated  Employer  for personal  services  actually  rendered,  determined  after any  reduction of
                    Compensation  pursuant to Section 3.01 or pursuant to a cafeteria  plan as described in Section 125 of the Code,  including (but not limited to) bonuses,  overtime  payments and commissions,  but excluding deferred  compensation,  stock  options and other  distributions  which  receive  special tax benefits under  the Code.  Effective  January  1,  1998,  such  remuneration  shall be  determined  before  any reduction of  compensation  pursuant to Section  3.01 or pursuant to a cafeteria  plan as described in
                    Section 125 of the Code.  Effective  January 1, 2001,  such  remuneration  shall be determined  before any reduction of compensation  pursuant to a qualified  transportation  fringe under Section 132(f)(4)
                    of the Code.

           (d)      If the annual  addition to a  Participant's  Accounts for any Plan Year,  prior to the  application of
                    the  limitation  set  forth  in  paragraph  (a)  above,   exceeds  that  limitation,   the  amount  of
                    contributions  credited  to the  Participant's  Accounts  in that Plan Year shall be  adjusted  to the extent necessary to satisfy that limitation in accordance with the following order of priority:

                    (i)      The Participant's  After-Tax  Contributions under Section 3.02 shall be reduced to the extent necessary.  The amount of the reduction shall be returned to the  Participant,  together with any earnings on the contributions to be returned.

                    (ii)     The Employer  Additional  Cash  Contributions  allocated to the  Participant  and forfeitures allocated to the  Participant  shall be reduced and the amount of the reduction shall be held in a suspense account and shall be used to reduce future Employer Contributions.

                    (iii)    The Employer Stock  Contributions  allocated to the Participant and forfeitures  allocated to the  Participant  shall be reduced  and the amount of the  reduction  shall be used to reduce future Employer Contributions.

                    (iv)     The  Employer  Retirement   Contributions   allocated  to  the  Participant  and  forfeitures
                             allocated to the  Participant  shall be reduced and the amount of the reduction shall be used to reduce future Employer Contributions.

                    (v)      The Matching  Contributions  and forfeitures  allocated to the Participant,  shall be reduced and the amount of the reduction shall be used to reduce future Employer Contributions.

                    (vi)     The Participant's  Deferred Cash Contributions shall be reduced to the extent necessary.  The amount of the reduction  attributable to the Participant's  Deferred Cash Contributions shall be returned to the Participant, together with any earnings on those contributions.

           (e)      For Plan Years  beginning  prior to January 1, 2000,  if a Participant  is a participant  in a defined benefit plan  maintained by an Employer or Affiliated  Employer,  the sum of his defined  benefit plan fraction and his defined contribution plan fraction for any limitation year may not exceed 1.0.

                    For purposes of this Section,  the term "defined  contribution  plan fraction"  means a fraction,  the numerator of which is the sum of all of the annual  additions to (a) the  Participant's  Account under this Plan and (b) the Participant's  accounts under any other defined  contribution plans which may be maintained by the Employers and  Affiliated  Employer as of the close of the  limitation  year and the denominator  of  which  is  the  sum of the  lesser  of the  following  amounts  determined  for  such limitation  year and for each prior  limitation  year of his  employment  by an Employer or Affiliated
                    Employer:

                             o        The product of 1.25 multiplied by the dollar  limitation under Section  415(c)(1)(A)
                                      of the Code for the limitation year; or

                             o        The  product  of  1.4  multiplied  by the  percentage  limitation  calculated  under
                                      Section   415(c)(1)(B)  of  the  Code  with  respect  to  the  Participant  for  the limitation year.

                    For  purposes of this  Section,  the term  "defined  benefit  plan  fraction"  means a  fraction,  the numerator of which is the  Participant's  projected  annual benefit (as defined in the defined benefit plan)  determined as of the close of the  limitation  year and the  denominator of which is the lesser of:

                             o        The product of 1.25 multiplied by the dollar  limitation under Section  415(b)(1)(A)
                                      of the Code for the limitation year; or

                             o        The product of 1.4 multiplied by the percentage  limitation  which may be taken into
                                      account  pursuant  to  Section   415(b)(1)(A)  of  the  Code  with  respect  to  the
                                      Participant for the limitation year.

                    The limitation on aggregate  benefits from a defined benefit plan and a defined  contribution plan set forth in this  Section  shall be complied  with by a reduction  (if  necessary)  in the  Participant's benefits  under the  defined  benefit  plan in  accordance  with the  provisions  of that plan and his benefits hereunder shall not be affected by the aggregate limitation.

                    This  limitation  will no longer apply in determining  aggregate  benefits from a defined benefit plan and a defined contribution plan for any Plan Year beginning after December 31, 1999.

3.12       Return of Contributions

           (a)      The Employer's  contributions to the Plan are conditioned upon their  deductibility  under Section 404 of the  Code.  If all or  part  of  the  Employer's  deductions  for  contributions  to the  Plan  are disallowed  by  the  Internal  Revenue  Service,  the  portion  of the  contributions  to  which  that disallowance  applies  shall  be  returned  to  the  Employer  without  interest  but  reduced  by any investment loss  attributable to those  contributions.  The return shall be made within one year after the disallowance of deduction.

           (b)      The Employer's  contributions  to the Plan are also conditioned upon there being no mistake of fact in making the  contributions.  The Employer may recover without interest the amount of its  contributions to the Plan made on account  of a mistake of fact,  reduced by any  investment  loss  attributable  to those contributions, if recovery is made within one year after the date of those contributions.

           (c)      In the event that  Deferred  Cash  Contributions  made under Section 3.01 are returned to the Employer in accordance  with the provisions of this Section,  the elections to reduce  Compensation  which were made by  Participants on whose behalf those  contributions  were made shall be void  retroactively  to
                    the  beginning  of  the  period  for  which  those   contributions   were  made.   The  Deferred  Cash
                    Contributions  so  returned  shall  be  distributed  in cash to  those  Participants  for  whom  those contributions were made.

3.13       Contributions Not Contingent Upon Profits

           The  Employer may make  contributions  to the Plan  without  regard to the  existence or the amount of profits.
           Notwithstanding  the foregoing,  however,  this Plan is designed to qualify as a "profit-sharing  plan" for all purposes of the Code.

3.14       Contributions During Period of Military Leave

           (a)      Notwithstanding  any  provision of this Plan to the  contrary,  contributions,  benefits,  and service credit with respect to qualified  uniformed  service duty will be provided in accordance  with Section
                    414(u) of the Code.  Without regard to any limitations on  contributions  set forth in this Article 3, a Member who is  reemployed on or after  December 12, 1994 and is credited with Vesting  Service under the  provisions of Section  1.48(b)  because of a period of service in the  uniformed  services of the
                    United  States  may  elect to  contribute  to the  Plan  the  Deferred  Cash  Contributions,  Catch-up
                    Contributions  and/or  After-Tax  Contributions  that  could  have  been  contributed  to the  Plan in accordance  with the  provisions  of the Plan had he remained  continuously  employed by the  Employer throughout  such  period of absence  ("make-up  contributions").  The amount of make-up  contributions shall be determined on the basis of the  Participant's  Compensation  in effect  immediately  prior to the  period of  absence  and the terms of the Plan at such  time.  Any  Deferred  Cash  Contributions,
                    Catch-up  Contributions  and/or After-Tax  Contributions so determined shall be limited as provided in
                    Sections 3.01(b),  3.01(e),  3.02, 3.07, 3.08, 3.09 and 3.10 with respect to the Plan Year or Years to which such  contributions  relate rather than the Plan year in which  payment is made.  Any payment to the Plan  described  in this  paragraph  shall be made during the  applicable  repayment  period.  The repayment  period shall equal three times the period of absence,  but not longer than five years,  and shall begin on the latest of: (i) the  Participant's  date of reemployment,  (ii) October 13, 1996, or
                    (iii) the date the  Employer  notifies the  Employee of his rights  under this  Section.  Earnings (or losses) on make-up  contributions shall be credited commencing with the date the make-up  contribution is made in accordance with the provisions of Article 4.

           (b)      With respect to a Participant  who makes the election  described in paragraph (a) above,  the Employer shall make  Matching  Contributions,  on the  make-up  contributions  in the amount  described  in the provisions  of  Section  3.03  respectively,  as in  effect  for the Plan Year to which  such  make-up contributions  relate.  Employer  Matching  Contributions,  and if  applicable,  under this  paragraph shall be made during the period  described  in paragraph  (a) above.  Earnings (or losses) on Matching
                    Contributions and Special  Contributions  shall be credited commencing with the date the contributions are made in accordance  with the provisions of Article 4. Any  limitations  on Matching  Contributions described  in Sections  3.03,  3.06,  3.07(a),  and 3.08(a)  shall be applied with respect to the Plan
                    Year or Years to which such  contributions  relate rather than the Plan Year or Years in which payment is made.

           (c)      All  contributions  under  this  Section  are  considered  "annual  additions,"  as defined in Section
                    415(c)(2) of the Code,  and shall be limited in  accordance  with the  provisions of Section 3.11 with respect  to the Plan Year or Years to which such  contributions  relate  rather  than the Plan Year in which payment is made.

                                          ARTICLE 4. INVESTMENT OF CONTRIBUTIONS
                                          --------------------------------------

4.01       Investment Funds

           (a)      The Committee shall determine the number and types of Investment  Funds.  Unless  otherwise  specified by the Committee, the Investment Funds made available shall include the following Funds:

                    o        Short-Term Investment Fund
                             --------------------------

                             The  Short-Term  Investment  Fund shall be invested  in  short-term  obligations  of the U.S.
                             Government, certificates of deposit, commercial paper and other short-term investments.

                    o        Guaranteed Investment Fund
                             --------------------------

                             The Guaranteed  Investment  Fund shall be based upon  contracts  between  selected  insurance companies  or other  financial  institutions  and the  Trustee.  The Funds  held  under  each contract  shall  be  guaranteed  by  the  insurance  company  as to  principal  and  rate  of investment  income.  The  guarantee of the  principal  and  interest  shall be based upon the financial stability of the insurance company that issues the contract.

                    o        Mutual Equity Fund
                             ------------------

                             The Mutual  Equity  Fund shall be a mutual fund  chosen by the  Committee.  The Fund shall be classified as an index fund chosen to reflect a stipulated equity market index.

                    o        Diversified Investment Fund
                             ---------------------------

                             The  Diversified  Investment  Fund  shall be  invested  primarily  in  domestic  and  foreign equities  (other  than  equities  of the  Employer  or an  Affiliated  Employer),  bonds  and short-term investments.

                    o        U.S. Can Corporation Common Stock Fund
                             --------------------------------------

                             All shares of U.S.  Can  Corporation  common stock  contributed  to the Plan shall be held in the U.S. Can Corporation  Common Stock Fund. The Trustee shall vote, in its  discretion,  all shares of U.S. Can  Corporation  common stock held in this fund and all shares,  if any, paid to the Trustee as dividends on shares held in the fund.

                             In addition to, or in lieu of, the Funds described above,  the Committee may establish,  from time to time, one or more other Investment Funds as it may deem appropriate.  Moreover,  such additional or alternative  Funds need not be of the same generic type as the Funds  described above.

           (b)      The Trustee  may keep such  amounts of cash as it, in its sole  discretion,  shall deem  necessary  or advisable as part of the Funds, all within the limitations specified in the trust agreement.

           (c)      Dividends,  interest,  and other  distributions  received on the assets held by the Trustee in respect to each of the above Funds shall be reinvested in the respective Fund.

4.02       Investment of Participants' Accounts

           A  Participant  shall make an  investment  election  for each of his  Participant  Account,  Deferred  Account,
           Employer  Account  (other  than  Employer  Stock  Contributions  in such  Account)  and  Rollover  Account,  in accordance with one of the following options:

           (a)      100% in one of the  available  Investment  Funds  (which  shall not include the U.S.  Can  Corporation
                    Common Stock Fund);

           (b)      in more than one available Investment Fund allocated in whole percentages.

           In the event a Participant  does not make an investment  election,  any amounts  credited to his Accounts shall be invested in accordance with the last investment  instructions  properly filed by said  Participant (if any), and in the  absence of such  investment  instructions,  the amount  shall be  invested  in an  Investment  Fund consisting primarily of short-term investments.

4.03       Responsibility for Investments

           Except for investment of Employer  Stock  Contributions  in the U.S. Can  Corporation  Common Stock Fund,  each
           Participant is solely  responsible  for the selection of his investment  options.  The Trustee,  the Committee, the Employer,  and the officers,  supervisors and other employees of the Employer are not empowered to advise a
           Participant  as to the manner in which his Accounts  shall be  invested.  The fact that an  Investment  Fund is available  to  Participants  for  investment  under the Plan shall not be  construed  as a  recommendation  for investment in that Investment Fund.

4.04       Change of Election

           A Participant  may change his investment  election under Section 4.02 among the available  Investment  Funds in accordance  with rules and  procedures  established  by the Trustee.  A Participant  may change his election as frequently as the Trustee permits, which shall be no less frequently than once each calendar quarter.

4.05       Reallocation of Accounts Among the Funds

           Except for  investment of Employer  Stock  Contributions,  a Participant  may elect to reallocate  his Accounts among the available  Investment  Funds in accordance  with rules and procedures  established by the Trustee.  A
           Participant  may  reallocate  his  Accounts  as  frequently  as the  Trustee  permits,  which  shall be no less frequently than once each calendar quarter.

4.06       Limitations

           Notwithstanding  anything in this Article to the contrary,  a Participant's  elections under Section 4.02, 4.04 or 4.05 shall be subject to any investment restrictions established by the Trustee or the Committee.

4.07       ERISA Section 404(c) Compliance

           This Plan is intended to constitute a Plan described in Section 404(c) of ERISA.

4.08       Private Company

           If as a result of a tender  offer or other  corporate  transaction,  the shares of U.S.  Can  Corporation,  the corporate  parent of the  Company,  held in the U.S.  Can  Corporation  Common Stock Fund are sold or otherwise exchanged for cash, then as soon as practicable after such transaction,  the U.S. Can Corporation  Common Stock
           Fund shall be dissolved and a  Participant's  Cash interest in such fund shall be allocated  among and invested in other Investment Funds maintained under the Plan in accordance with the  Participant's  investment  election under Section 4.02 and after such amounts are allocated to such  Investment  Funds,  they shall be eligible for reallocation  in  accordance  with  Section  4.05.  Any  separate  subaccount  established  to record U.S.  Can
           Corporation Common Stock contributed to the Plan shall be dissolved by merging it into the Employer Account.

                                           ARTICLE 5. VALUATION OF THE ACCOUNTS
                                           ------------------------------------

5.01       Valuation of Accounts

           (a)      All  assets  of the  Trust  Fund  shall be  valued  at fair  market  value as of the  Valuation  Date.
                    Effective  as of  April  1,  1993,  as of any  Valuation  Date,  the fair  market  value  of U.S.  Can
                    Corporation  common stock shall be the closing  price,  on such date, of U.S. Can  Corporation  common stock as reported on the National Association of Securities Dealers automated quotation system.

           (b)      On each Valuation Date, the Account of a Participant in each Investment Fund shall equal:

                    (i)      the Participant's  account balance in that Account as of the immediately  preceding Valuation
                             Date; plus

                    (ii)     the net  earnings  thereon,  after  adjusting  for  expenses  and losses,  if any,  since the immediately preceding Valuation Date; plus

                    (iii)    the  amount  of the  contributions,  if any,  made to that Fund on the  Participant's  behalf since the immediately preceding Valuation Date; less

                    (iv)     the amounts of any  withdrawals  from the Account since the immediately  preceding  Valuation
                             Date.

5.02       Discretionary Power of the Committee

           The  Committee  reserves the right to change from time to time the  procedures  used in valuing the Accounts or crediting (or debiting) the Accounts if it determines,  after due  deliberation  and upon the advice of counsel and/or the  current  recordkeeper,  that such an action is  justified  in that it  results  in a more  accurate reflection  of the fair  market  value of assets.  In the event of a conflict  between the  provisions  of this
           Article and such new administrative procedures, those new administrative procedures shall prevail.

5.03       Annual Statements

           Each  Participant  shall be furnished  with a statement  setting forth the value of his Accounts and the Vested
           Portion of his Accounts no less frequently than annually.

                                          ARTICLE 6. VESTED PORTION OF ACCOUNTS
                                          -------------------------------------

6.01       Participant Account, Deferred Account and Rollover Account

           A  Participant  shall at all times be 100%  vested in,  and have a  nonforfeitable  right to,  his  Participant
           Account,  his Deferred Account,  his Rollover Account and that portion of his Employer Account  attributable to
           Employer Contributions for Plan Years prior to January 1, 1988.

6.02       Employer Account

           (a)      A  Participant  shall be vested  in,  and have a  nonforfeitable  right to,  his  Employer  Account in accordance with the following schedule:

                             Years of Vesting Service                             Percent Vested
                             ------------------------                             --------------

                             less than 1 year                                               0%
                                        1 year                                             20
                                        2 years                                            40
                                        3 years                                            60
                                        4 years                                            80
                                        5 or more years                                   100

           (b)      Notwithstanding  the  foregoing,  a  Participant  shall be 100%  vested in, and have a  nonforfeitable right to, his Accounts upon death,  Disability or the  attainment of his 65th birthday  while actively employed by the Employer or an Affiliated Employer.

           (c)      As of January 1, 1999, a Participant  who is an Employee of the Employer or an Affiliated  Employer on
                    or after  January  1, 1999 shall be 100%  vested in and have a  nonforfeitable  right to his  Employer
                    Account.

                    Notwithstanding  the  foregoing,  a Participant  who terminated  employment  with an Employer prior to
                    January 1, 1999 and was not 100% vested in his Employee  account and who is  reemployed by an Employer on or after  January 1,  1999 and after  incurring  five  consecutive  Breaks in Service  shall not be vested in that portion of his Employee  account  attributable  to the prior period of Vesting  Service with the Employer.

6.03       Disposition of Forfeitures

           (a)      Upon termination of employment of a Participant who was not 100% vested in his Employer  Account,  the nonvested  portion  of the  Employer  Account  shall be  segregated  in a separate  account  until the
                    Participant  incurs five consecutive  one-year Breaks in Service.  The value of the segregated  amount shall  equal the sum of (i) the value of the  nonvested  portion of the  Account  invested in the U.S.
                    Can  Corporation  Common Stock Fund determined  using the value of U.S. Can  Corporation  Common Stock
                    Fund determined as of the Valuation Date coincident  with or immediately  preceding the  Participant's termination of employment and (ii) the value of the nonvested  portion of the Account  invested in any other  investment  fund  determined as of the end of the calendar  quarter in which the termination of employment  occurred  in the  case of a  termination  of  employment  prior  to  April  1,  1993;  and determined  as of the last day of the month in which the  termination  of  employment  occurred in the case of a termination of employment on and after April 1, 1993. The  Participant's  vested interest in such separate account shall be determined in accordance with the following formula:

                                    X = P x [AB + (R x D)] - (R x D)

                    where X is the value of the  Participant's  vested portion of the account,  P is the vested percentage at the relevant  time,  AB is the account  balance at the relevant  time, D is the amount of the prior distribution,  R is the ratio of the  account  balance at the  relevant  time to the  account  balance after the prior  distribution.  The  "relevant  time" is the date as of which such  vested  portion is being determined.

                    If the  former  Participant  is not  reemployed  by the  Employer  or an  Affiliated  Employer  before incurring five consecutive  one-year Breaks in Service,  the nonvested portion of his Employer Account so segregated  shall be forfeited.  If the  Participant is reemployed by the Employer or an Affiliated
                    Employer before incurring five consecutive  one-year Breaks in Service,  the nonvested  portion of his
                    Employer Account shall be reinstated in full.

           (b)      As of the last day of each Plan Year,  any amounts which became  forfeitures  during the Plan Year and which are  invested in the U.S.  Can  Corporation  Common Stock Fund shall be allocated in the form of
                    U.S.  Can  Corporation  common  stock to the Employer  Accounts of all  Participants  who are eligible
                    Employees   described  in  Section  3.03(b),  in  the  same  proportion  as  each  such  Participant's
                    Compensation  during that Plan Year bears to the total  Compensation of all such  Participants  during that Plan Year.  Any  forfeited  amounts  invested  in any  investment  fund  other than the U.S.  Can
                    Corporation  Common  Stock  Fund shall be used to reduce  future  Employer  Contributions,  or, at the discretion of the Committee effective January 1, 2002, used to pay Plan administrative expenses.

                                       ARTICLE 7. WITHDRAWALS WHILE STILL EMPLOYED
                                       -------------------------------------------

7.01       Rules and Procedures

           A withdrawal  under the following  provisions  of this Article 7 shall be subject to the  following  procedures and restrictions:

           (a)      To make a withdrawal,  a Participant must submit his written request and other required  documentation no less  than 10 days  prior  to the  Valuation  Date as of which  the  withdrawal  is to be  made.  A withdrawal shall be made as of the Valuation Date next following the expiration of the notice period.

           (b)      Not more than one withdrawal  may be made in any calendar half year. For purposes of this  limitation,
                    "one withdrawal"  means a single withdrawal  consisting of amounts  withdrawn  pursuant to one or more of the following paragraphs of this Article 7.

           (c)      The  minimum  withdrawal  shall be $100 or the  total  value of the  Vested  Portion  of his  Accounts available for withdrawal, if less.

           (d)      If a loan and a hardship  withdrawal are processed as of the Valuation Date, the amount  available for the  hardship  withdrawal  will  equal  the  Vested  Portion  of the  Participant's  Accounts  on such
                    Valuation Date reduced by the amount of the loan.

           (e)      The amount of the  withdrawal  shall be allocated  among the  Investment  Funds in  proportion  to the value of the  Participant's  Accounts (from which the withdrawal is made) in each  Investment  Fund as of the date of the withdrawal.

           (f)      All payments to Participants under this Article shall be made in cash as soon as practicable.

           (g)      Any  withdrawal  by a married  Participant  shall be in the form of a  Qualified  Joint  and  Survivor
                    Annuity unless the  Participant's  election and Spousal Consent to another form of withdrawal has been received by the Pension and Annuity  Committee.  Such  written  consent  shall be  witnessed by a Plan representative  or notary  public and shall  acknowledge  the effect a withdrawal  by the  Participant will have on the spouse.  The  requirement  for  spousal  consent  may be waived by the  Committee  in accordance with applicable law.

7.02       Withdrawal of After-Tax Contributions

           A  Participant  may  elect to  withdraw  all or part of the  After-Tax  Contributions  made to his  Participant
           Account  and  all or  part  of his  Transferred  Contributions  attributable  to  After-Tax  Contributions.  No withdrawals  may be made from a  Participant's  Employer  Account  or  Deferred  Account,  except as  otherwise provided in this Article.

 7.03      Withdrawal of Rollover Contributions

            A  Participant  may  elect  to  withdraw  all or  part  of  his  Rollover  Account  attributable  to  Rollover
            Contributions  and  all or  part  of his  Transferred  Contributions  attributable  to his  former  employer's contribution  (other than  Transferred  Contributions  originally made pursuant to Section 401(k) of the Code)
            which have been credited to his Account for at least 24 months.

7.04       Withdrawal After Age 59 1/2

           A  Participant  who has withdrawn the total amount  available for  withdrawal  under Section 7.02 and who shall have  attained  age 59-1/2 as of the  effective  date of any  withdrawal  pursuant to this Section may elect to withdraw all or part of his Deferred Account,  attributable to Deferred Cash Contributions,  and all or part of his Transferred  Contributions  consisting of contributions  made pursuant to Section 401 (k) of the Code as if such  contributions were Deferred Cash  Contributions,  which have been credited to his Account for at least 24 months.

7.05       Hardship Withdrawal

           (a)      A  Participant  who has  withdrawn  the total amount  available  for  withdrawal  under the  preceding provisions of this Article may elect to withdraw all or part of the Deferred Cash  Contributions  made on his behalf to his Deferred Account (but no earnings  credited to those  contributions),  and all or part of his Transferred  Contributions  consisting of contributions made pursuant to Section 401(k) of the  Code as if such  contributions  were  Deferred  Cash  Contributions,  upon  furnishing  proof  of
                    Hardship satisfactory to the Committee.

           (b)      A  Participant  shall be  considered  to have  incurred  a  "Hardship"  if,  and only if, he meets the requirements of paragraphs (c) and (d) below.

           (c)      As a condition for Hardship  there must exist with respect to the  Participant  an immediate and heavy need to draw upon his Deferred  Account.  The Committee  shall presume the existence of such immediate and heavy need if the requested withdrawal is on account of any of the following:

                    (i)      expenses for medical  care  described in Section  213(d) of the Code  previously  incurred by the  Participant,  his spouse or any of his  dependents  (as  defined  in Section  152 of the
                             Code) or necessary for those persons to obtain such medical care;

                    (ii)     costs  directly  related  to  the  purchase  of a  principal  residence  of  the  Participant
                             (excluding mortgage payments);

                    (iii)    payment of tuition  and  related  educational  fees for the next 12 months of  post-secondary education of the Participant, his spouse or dependents;

                    (iv)     payment of amounts  necessary  to prevent  eviction  of the  Participant  from his  principal residence or to avoid foreclosure on the mortgage of his principal residence; or

                    (v)      the inability of the  Participant  to meet such other  expenses,  debts or other  obligations that the Internal  Revenue  Service has  specifically  recognized as giving rise to immediate and heavy financial need for purposes of Section 401(k) of the Code.

                    The  Participant  shall  furnish to the  Committee  such  supporting  documents as the  Committee  may request in accordance with uniform and nondiscriminatory rules prescribed by the Committee.

           (d)      As a condition for Hardship,  the  Participant  must  demonstrate  to the Committee that the requested withdrawal  is necessary to satisfy the financial  need  described in paragraph  (c). The  Participant must  request,  on  such  form  as  the  Committee  shall  prescribe,  that  the  Committee  make  its determination  of the  necessity  for the  withdrawal  solely  on the  basis of his  application.  The
                    Committee shall make such determination, provided all of the following requirements are met:

                    (i)      the  distribution  is not in excess of the amount of the immediate and heavy  financial  need of the  Participant  including  amounts  necessary to pay any federal,  state or local income taxes or penalties reasonably anticipated to result from the distribution,

                    (ii)     the Participant has obtained all distributions,  other than  distributions  available only on account of hardship,  and all nontaxable  loans  currently  available  under all plans of the
                             Employer and Affiliated Employers,

                    (iii)    the  Participant  is  prohibited  from  making  Deferred  Cash  Contributions  and  After-Tax
                             Contributions  to the Plan and all  other  plans of the  Employer  and  Affiliated  Employers under the terms of such plans or by means of an otherwise legally  enforceable  agreement for at  least 12  months  for  withdrawals  made  before  January  1,  2002  and six  months  for withdrawals made after December 31, 2001 after receipt of the distribution, and

                    (iv)     for  withdrawals  made before January 1, 2002, the  limitation  described in Section  3.01(b)
                             under all plans of the Employer and  Affiliated  Employers  for the calendar  year  following the year in which  the  withdrawal  is made must be  reduced  by the  Participant's  elective deferral made in the calendar year of the distribution for Hardship.

                    For  purposes of clause  (iii),  "all other plans of the  Employer  and  Affiliated  Employers"  shall include stock option plans, stock purchase plans,  qualified and non-qualified  deferred  compensation plans and such other plans as may be designated under  regulations  issued under Section 401(k) of the
                    Code, but shall not include health and welfare  benefit plans or the mandatory  employee  contribution portion of a defined benefit plan.

7.06       Separate Contracts

           Pursuant to procedures  adopted by the Committee,  After-Tax  Contributions  made by a Participant on and after
           January 1, 1987, and earnings  thereon,  shall  constitute a separate  contract  (Contract I) and all remaining amounts  in the Plan with  respect  to a  Participant  shall  constitute  another  contract  (Contract  II) for purposes of Section 72(e) of the Code. The Committee  shall  maintain  records of  withdrawals,  contributions, earnings and other  additions  and  subtractions  attributable  to each  separate  contract and shall credit or charge the appropriate contract,  and adjust the non-taxable basis of each contract,  for transactions properly allocable to such contract.

                                             ARTICLE 8. LOANS TO PARTICIPANTS
                                             --------------------------------

8.01       Amount Available

           (a)      On and after  October 15, 1989, a  Participant  who is a party in interest  described in Section 3(14)
                    of ERISA may borrow,  on written  application of the Committee and on approval by the Committee  under such uniform rules as it shall adopt, an amount which,  when added to the  outstanding  balance of any other loans to the Participant from the Plan, does not exceed the lesser of

                    (i)      50% of the Vested Portion of his Account, and

                    (ii)     $50,000  reduced by the excess,  if any, of (A) the highest  outstanding  balance of loans to the  Participant  from the Plan during the one year  period  ending on the day before the day the loan is made,  over (B) the  outstanding  balance  of loans to the  Participant  from the
                             Plan on the date on which the loan is made.

           (b)      The interest rate to be charged on loans shall be determined at the time of the loan  application  and shall be based on the  interest  rates  charged by  persons  in the  business  of  lending  money,  as determined in accordance  with rules and procedures  established  by the Committee.  The interest rate so determined shall be fixed for the duration of each loan.

           (c)      The  amount of the loan is to be  transferred  from the  Investment  Funds in which the  Participant's
                    Accounts  are  invested to a special  "Loan Fund" for the  Participant  under the Plan.  The Loan Fund consists  solely of the amount  transferred  to the Loan Fund and is invested  solely in the loan made to the  Participant.  The amount  transferred  to the Loan Fund shall be pledged as  security  for the loan.  Payments of principal on the loan will reduce the amount held in the  Participant's  Loan Fund.
                    Those payments,  together with the attendant  interest  payment,  will be reinvested in the Investment
                    Funds in accordance with the Participant's then effective investment election.

8.02       Terms

           (a)      In addition to such rules and  regulations  as the  Committee  may adopt,  all loans shall comply with the following terms and conditions:

                    (i)      An application for a loan by a Participant  shall be made in writing to the Committee,  whose action in. approving or disapproving the application shall be final;

                    (ii)     Each loan shall be  evidenced  by a  promissory  note  payable  to the Plan;  such note shall convey to the Trustee a security  interest in 50% of the Vested Portion of the  Participant's
                             Accounts;

                    (iii)    The period of  repayment  for any loan shall be arrived at by mutual  agreement  between  the
                             Committee  and the  Participant,  but that period shall not exceed five years unless the loan is  to be  used  in  conjunction  with  the  purchase  of  the  principal  residence  of  the
                             Participant, in which case the loan may be up to 30 years;

                    (iv)     Payments of principal and interest  will be made by payroll  deductions or in a manner agreed to by the  Participant  and  the  Committee  in  substantially  level  amounts,  but no  less frequently  than quarterly,  in an amount  sufficient to amortize the loan over the repayment period;

                    (v)      A loan may be prepaid in full as of any date without penalty;

                    (vi)     Only two loans may be  outstanding  at any given time except that a third loan may be made in conjunction with the purchase of the principal residence of the Participant; and

                    (vii)    A loan  under  this  Article  shall  not be made to a  married  Participant  without  Spousal
                             Consent  to the pledge of the  Participant's  Account  to the Loan Fund as  security  for the loan.  Such Spousal  Consent shall be obtained no earlier than the 90-day period that ends on the  date  on  which  such  loan  is to be so  secured  and  shall  be  witnessed  by a  Plan representative  or  notary  public  and shall  acknowledge  the  effect  such a pledge of the
                             Participant's  Account may have on the spouse.  The  requirement  for Spousal  Consent may be waived by the Committee in accordance with applicable law.

           (b)      If a loan is not repaid in accordance  with the terms  contained in the promissory  note and a default occurs,  the Plan may execute upon its security interest in the Participant's  Accounts under the Plan to  satisfy  the  debt;  however,  the Plan  shall  not levy  against  any  portion  of the Loan  Fund attributable  to amounts held in the  Participant's  Account until such time as a distribution  of the
                    Account could otherwise be made under the Plan.

           (c)      Any  additional  rules or  restrictions  as may be  necessary  to implement  and  administer  the loan program  shall be in writing and  communicated  to  employees.  Such further  documentation  is hereby incorporated  into  the Plan by  reference,  and the  Committee  is  hereby  authorized  to make  such revisions to these rules, as it deems necessary or appropriate, on the advice of counsel.

           (d)      Loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code.

                                 ARTICLE 9. DISTRIBUTION AFTER SEVERANCE FROM EMPLOYMENT
                                 -------------------------------------------------------

9.01       Eligibility

           Upon a  Participant's  severance from  employment,  the Vested Portion of the  Participant's  Accounts shall be distributed as provided in this Article.

9.02       Forms of Distribution

           A  Participant  may elect,  in such manner as the  Committee  shall  prescribe,  to receive an optional form of benefit described below:

           (a)      A single lump sum cash payment; or

           (b)      Payments in  approximately  equal  installments  at least  annually but not more frequent than monthly over a  period  of five  years,  ten  years or  fifteen  years,  provided,  however,  that the  period designated  by the  Participant  does not  exceed  the life  expectancy  of the last  survivor  of the
                    Participant  and his  Beneficiary.  At any time during the  installment  period,  upon the filing of a
                    90-day advance written notice,  the Participant may elect that the  then-present  value of his Account be paid  in a  single  sum,  in lieu  of  continuing  installment  payments.  In the  event  that  the
                    Participant dies before all installments have been paid, the remaining  installment  payments shall be paid to his  Beneficiary  at the same time as such  payments  would have been made to the  Participant had he survived; or

           (c)      The purchase of a  nonforfeitable  fixed annuity  providing a monthly  pension payable for the life of the  Participant,  provided that if the Participant is married on his Annuity  Starting Date and if he has not  elected  otherwise,  the  benefit  shall be in the form of a  Qualified  Joint  and  Survivor
                    Annuity  providing  for a monthly  pension  payable to the  Participant  during his life and after his death a pension at the rate of 50%,  and on or after the date assets are  transferred  from the Profit
                    Sharing Plan for Employees of Steeltin Can  Corporation  to this Plan,  75% or 100% (as elected by the
                    Participant)  paid to the  Participant,  payable  during the life of, and to the spouse to whom he was married on the Annuity  Starting  Date.  A married  Participant  may elect,  during the 90-day  period preceding  his  Annuity  Starting  Date,  not to  take  the  Qualified  Joint  and  Survivor  Annuity.
                    Elections  under  this  paragraph  (c) shall be in  writing  and shall be  subject  to  receipt by the
                    Committee of a Spousal  Consent to that  election.  The Committee  shall furnish each  Participant  no less than 30 days nor more than 90 days  before his Annuity  Starting  Date a written  explanation  of the  Qualified  Joint and Survivor  Annuity in  accordance  with  applicable  law. A  Participant  may revoke his  election and make a new  election  from time to time and at any time during the  aforesaid election  period.  If the  annuity  form is not a  Qualified  Joint  and  Survivor  Annuity  with  the
                    Participant's  spouse as the  Beneficiary,  the annuity  payable to the  Participant and thereafter to his  Beneficiary  shall be  subject to the  incidental  death  benefit  rule as  described  in Section
                    401(a)(9)(G) of the Code and its applicable regulations.

           In the event that one of the foregoing  methods is not selected by a Participant  at termination of employment, or if required Spousal Consent is not obtained,  the Participant  shall receive his distribution in the form of a single life annuity,  or if married on the date his benefits  commence,  in the form of a Qualified Joint and
           Survivor  Annuity paying a pension to the  Participant's  spouse after the  Participant's  death at the rate of
           50% of the pension payable during the Participant's life.

9.03       Commencement of Payments

           (a)      Except as otherwise  provided in this Article,  distribution  of the Vested Portion of a Participant's
                    Accounts  shall  commence  as soon as  administratively  practicable  following  the  later of (i) the
                    Participant's  termination  of employment or (ii) the 65th  anniversary of the  Participant's  date of birth  (but not more  than 60 days  after the close of the Plan Year in which the later of (i) or (ii)
                    occurs).

           (b)      In lieu of a distribution  as described in paragraph (a) above, a Participant  may, in accordance with such  procedures  as the  Committee  shall  prescribe,  elect to have the  distribution  of the Vested
                    Portion of his Accounts  commence as soon as  administratively  practicable  following his termination of employment with the Employer and all Affiliated Employers.

           (c)      In the case of the death of a  Participant  before his benefits  commence,  the Vested  Portion of his
                    Accounts shall be distributed to his  Beneficiary as soon as  administratively  practicable  following the Participant's date of death in accordance with Section 9.06(a).

9.04       [RESERVED]

9.05       Age 70 1/2Required Distribution

           (a)      Prior to January 1, 1997,  in no event shall the  provisions  of this  Article  operate so as to allow the  distribution of a  Participant's  Accounts to begin later than the April 1 following the calendar year in which he attains  age 70 1/2,  provided  that such  commencement  in active  status  shall not be required  with  respect  to a  Participant  (i) who  does  not  own  more  than  five  percent  of the outstanding  stock of the Employer (or stock  possessing  more than five percent of the total combined voting power of all stock of the Employer), and (ii) who attained age 70 1/2prior to January 1, 1988.

           (b)      In the event a  Participant  is  required  to begin  receiving  payments  while in  service  under the provisions  of  paragraph  (a) above or  paragraph  (c) below,  the  Participant  may elect to receive payment of the entire balance of the Accounts in the manner described in Section 9.02.

           (c)      Effective  January 1, 1997,  distribution  of a  Participant's  Accounts shall be made or commenced no later than the April 1 of the calendar  year  following  the later of the  calendar  year in which the
                    Participant  attains age 70 1/2or the calendar  year in which occurs the  Participant's  termination  of employment as an Employee;  provided,  however, that such distribution for a Participant who owns more than five  percent  of the  outstanding  stock of the  Employer  (or stock  possessing  more than five percent of the total  combined  voting  power of all stock of the  Employer),  shall be required to be made or commenced no later than April 1 following the calendar year in which the  Participant  attains age 70 1/2.

           (d)      If a  Participant  who does not own more than five  percent of the  outstanding  stock of the Employer
                    (or stock  possessing  more than five percent of the total  combined  voting power of all stock of the
                    Employer)  attains  age 70 1/2prior to January 1, 1999 and  remains in service  after  April 1 following the calendar  year in which he attains 70 1/2, he may elect to have the  provision of paragraph (b) apply as if the  participant was a five-percent  owner.  Such election shall be made in accordance with such administrative procedures, as the Committee shall prescribe.

           (e)      A  Participant  shall  elect a form of payment  under this  Section  by giving  written  notice to the
                    Committee  within  the 90-day  period  prior to his  required  beginning  date.  The  commencement  of payment  under this Section  shall  constitute  an Annuity  Starting Date for purposes of Sections 72,
                    401(a)(11)  and 417 of the Code. If  applicable,  upon the  Participant's  subsequent  termination  of employment,  payment of the  Participant's  Accounts  shall  continue in the manner elected under this
                    Section.  In the event a Member fails to make an election  under this  Section;  payment shall be made in accordance with Section 9.02(c).

9.06       Death Benefits

           (a)      Upon the death of a  Participant  prior to the Annuity  Starting  Date of a  distribution  for reasons other than death, the full value of the  Participant's  Accounts,  determined as of the Valuation Date next  succeeding  his death,  shall be applied to purchase a fixed  annuity from an insurance  company providing a monthly  pension to the  Participant's  surviving  spouse for the spouse's life unless the spouse  elects  to  receive  the  value  of the  Participant's  Accounts  in the form of a lump sum or installment  payments (as  described in Section  9.02(b))  prior to the Annuity  Starting  Date of the life annuity.

                    If the Participant  has no surviving  spouse or the  Participant  designates a Beneficiary  other than his spouse with proper Spousal Consent,  the value of the Participant's  Accounts shall be paid to the deceased Participant's Beneficiary.

                    Subject to Section 9.10, the  Beneficiary may elect to receive  payment of the  Participant's  Account in the form of a lump sum,  installment  payments  (as  described  in  Section  9.02(b))  or a monthly annuity  payable  over the  Beneficiary's  lifetime.  In the  event a method  of  distribution  is not selected by a Beneficiary,  such Beneficiary  shall receive his distribution in the form of an annuity for the life of the Beneficiary with no benefit payable after his death.

                    Each  Participant  shall be provided an explanation  of the death benefit  payable to his spouse under this Section unless  another  Beneficiary is  designated,  of the  Participant's  right to designate a
                    Beneficiary  other than his spouse  and of the  effect of such  election,  of the rights of the spouse regarding the  designation and of the rights of the  Participant to revoke  Beneficiary  designations.
                    The  explanation  shall be  provided  no later than the latest of (i) the  period  beginning  with the first day of the Plan Year in which the  Participant  attains  age 32 and ending  with the last day of the Plan Year  preceding  the Plan Year in which the  Participant  attains age 35,  (ii) a  reasonable time after the individual  becomes a  Participant,  or (iii) a reasonable  time after the  Participant terminates employment before reaching age 35.

                    In the event that a married  Participant  who has not attained age 35 names a non-spouse  beneficiary, such  beneficiary  designation  shall be invalid on the January 1 of the year the participant  attains age 35 and the  Participant's  beneficiary  shall become the  Participant's  spouse until such time as the Participant executes a new beneficiary designation with spousal consent.

                    Notwithstanding  any  provision  of this  Section  to the  contrary,  if the value of a  Participant's
                    Accounts upon his death prior to his Annuity  Starting Date ever exceeded $3,500,  for  determinations made before January 1, 1998, no death benefit  payable to a surviving  spouse under this Section shall commence  prior to what would  have been the date of the  Participant's  attainment  of age 65 without the spouse's  written consent  obtained not earlier than 90 days prior to the Annuity Starting Date of the  death  benefits.  For  purposes  of  this  section,  the  value  of  the  vested  portion  of the participant's  account is increased from $3,500 to $5,000 for  determinations  made after December 31,
                    1997, such determination shall be made at the time of the distribution.

           (b)      In the event of the death of a Participant to whom  installment or annuity  payments are being made by the  Trustee,  the  Committee  shall  notify the  Trustee of the death of such  Participant  and shall direct the Trustee to pay any  undistributed  portion of the  interest in such  Participant's  account held in  trust to the  Beneficiary  as and if  provided  by the  method  selected  by the  Participant pursuant to Section 9.02.

           (c)      If the vested portion of a Participant's  Account  payable to a surviving  spouse does not exceed five thousand dollars  ($5,000),  but is more than one thousand  dollars ($1,000) and is distributed  after
                    the  effective  date  of  the  final  regulations  under  Section   401(a)(31)(B)  of  the  Code,  the
                    Participant's  Account will be  transferred  to an  individual  retirement  account at an  institution designated  by the Committee  unless the  Participant  elects  otherwise  according to the  procedures established by the Committee.

9.07       Small Benefits

           Notwithstanding  any  provision  of the  Plan to the  contrary,  if the  value  of the  Vested  Portion  of the
           Participant's  Accounts  does not  exceed  $3,500  and has  never  exceeded  $3,500  at the  time of any  prior distribution,  for determination made before January 1, 1998, the Vested Portion of the Participant's  Accounts
           shall automatically be paid in a lump sum as soon as administratively  practicable  following the Participant's death or  termination  of  employment.  For purposes of this  Section,  the value of the Vested  Portion of the
           Participant's  Account is  increased  from $3,500 to $5,000 for  determination  made after  December  31, 1997.
           Such determination shall be made at the time of the distribution.

           If the vested portion of a Participant's  Account does not exceed five thousand dollars  ($5,000),  but is more than one thousand  dollars  ($1,000) and distributed  after the effective date of the final  regulations  under
           Section  401(a)(31)(B) of the Code, the Participant's  Account shall be transferred to an individual retirement account  of an  institution  designated  by  the  Committee  unless  the  Participant  elects  otherwise  under procedures provided by the Committee.

9.08       Status of Accounts Pending Distribution

           Until completely  distributed  under Sections 9.03, 9.04, or 9.06, the Accounts of a Participant shall continue to be invested as part of the Funds of the Plan (subject, however, to Section 9.04).

9.09       Proof of Death and Right of Beneficiary or Other Person

           The Committee  may require and rely upon such proof of death and such evidence of the right of any  Beneficiary or other  person to receive  the value of the  Accounts of a deceased  Participant  as the  Committee  may deem proper and its  determination  of the right of that  Beneficiary  or other person to receive  payment  shall be conclusive.

9.10       Distribution Limitation

           Further with respect to  distributions  under the Plan made for calendar years beginning on or after January 1,
           2001,  the  Plan  will  apply  the  minimum  distribution  requirements  of  Section  401(a)(9)  of the Code in accordance  with the  regulations  under  Section  401(a)(9)  that were  proposed  on January  17,  2001.  This provision  shall  continue in effect until the end of the last  calendar  year  beginning  before the effective date of the final  regulations  under  Section  401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Code.

9.11       Direct Rollover of Certain Distributions

           (a)      Notwithstanding  any provision of the Plan to the contrary that would  otherwise limit a distributee's election under this Section,  on and after January 1, 1993, a distributee  may elect,  at the time and in the manner prescribed by the Committee,  to have any portion of an eligible  rollover  distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

           (b)      The following definitions shall apply for purposes of paragraph (a):

                    (i)      eligible  rollover  distribution:  An eligible  rollover  distribution is any distribution of all or any portion of the balance to the credit of the  distributee,  except that an eligible rollover  distribution  does  not  include:  any  distribution  that  is one of a  series  of substantially  equal periodic  payments (not less frequently than annually) made for the life
                             (or life  expectancy) of the distributee or the joint lives (or joint life  expectancies)  of the distributee and the distributee's  designated  beneficiary,  or for a specified period of ten years or more;  any  distribution  to the extent  such  distribution  is  required  under
                             Section  401(a)(9) of the Code;  the portion of any  distribution  that is not  includible in gross income  (determined  without  regard to the exclusion for net  unrealized  appreciation with  respect to  employer  securities),  unless it is  directly  rolled  over as provided in
                             Section   402(c)(2)  of  the  Code  after  December  31,  2001;  any   distribution   from  a
                             Participant's account constituting  a hardship withdrawal.

                    (ii)     eligible  retirement  plan:  For  distributions  made  before  January 1, 2002,  an  eligible retirement  plan is an  individual  retirement  account  described  in Section  408(a) of the
                             Code, an individual  retirement  annuity  described in Section 408(b) of the Code, an annuity plan  described  in Section  403(a) of the Code,  or a qualified  trust  described in Section
                             401(a) of the Code,  that  accepts the  distributee's  eligible  rollover  distribution.  For distributions  made on or after  January  1, 2002,  an  eligible  retirement  plan shall also include  eligible  deferred  compensation  plan  described  in  Section  457(b)  of the  Code maintained by an eligible  employer as described in Section  457(e)(1)(A)  of the Code and an annuity  contract  described  in  Section  403(b)  of the  Code.  However,  in the case of an eligible rollover  distribution to the surviving  spouse,  an eligible  retirement plan is an individual  retirement account or individual  retirement annuity for distributions made prior to  January  1, 2002.  For  distributions  made on or after  January  1,  2002,  an  eligible retirement plan shall include all of the plans described in this subparagraph (ii).

                    (iii)    distributee:  A  distributee  includes an  employee  or former  employee.  In  addition,  the employee's or former  employee's  surviving  spouse and the  employee's or former  employee's spouse or former  spouse who is the  alternate  payee  under a qualified  domestic  relations order as  defined  in  Section  414(p)  of the  Code,  are  distributees  with  regard to the interest of the spouse or former spouse.

                    (iv)     direct rollover:  A direct rollover is a payment by the Plan to the eligible  retirement plan specified by the distributee.

           (c)      If a  distribution  is one to  which  Sections  401(a)(11)  and  417 of the  Code do not  apply,  such distribution  may commence less than 30 days after the notice  required  under Section  1.411(a)-11(c)
                    of the Income Tax  Regulations is given,  provided that:  (1) the  Participant is clearly  informed of his right to a period of at least 30 days after  receiving  the notice to  consider  the  decision  of whether or not to elect a distribution  (and, if applicable,  a particular  form of payment),  and (2)
                    the Participant, after receiving the notice, affirmatively elects a distribution.

9.12       Waiver of Notice Period

           Except as provided in the following  sentence,  if the value of the vested portion of a Participant's  Accounts exceeds  (i) $3,500 if the date of  determination  is prior to  January  1, 1998 or (ii)  $5,000 if the date of determination  is on or after December 31, 1997 an election by the Participant to receive a distribution  prior to age 65 shall not be valid  unless the written  election is made (a) after the  Participant  has received the notice  required under Section  1.411(a)-11(c)  of the Income Tax  Regulations and (b) within a reasonable time before the effective date of the  commencement of the distribution as prescribed by said  regulations.  If such distribution  is one to which  Section  401(a)(11)  and 417 of the Code do not  apply,  such  distribution  may commence  less  than 30 days  after  the  notice  required  under  Section  1.411(a)-11(c)  of the  Income  Tax
           Regulations is given, provided that:

           (i)      the  Committee  clearly  informs the  Participant  that he has a right to a period of at least 30 days after  receiving the notice to consider the decision of whether or not to elect a  distribution  (and, if applicable, a particular distribution option), and

           (ii)     the Participant, after receiving the notice, affirmatively elects a distribution.

9.13       Disposition of Employer Stock

           Notwithstanding  any  provision of the Plan to the  contrary,  the  provisions of this Section shall apply to a distribution of Plan Accounts invested in the U.S. Can Corporation Common Stock Fund.

           (a)      In the event a  distribution  is payable  pursuant this Article to or on behalf of a  Participant  (a)
                    whose Date of Severance  occurred on or after  December 31, 1991 and before  January 1, 1993, at which time he was at least  partially  vested in shares of stock  held in the U.S.  Can  Corporation  Common
                    Stock Fund on his behalf,  and such shares had not been sold by December 31,  1992,  or (b) whose Date of  Severance  has  occurred  during  January,  February or March 1993,  on March 31, 1993 the Trustee
                    shall sell, to the Company or to U.S. Can  Corporation,  the Vested  Portion of all shares of U.S. Can
                    Corporation  common  stock held in the U.S.  Can  Corporation  Common Stock Fund which are credited to such  Participant's  Account.  All such sales described in the preceding  sentence shall be at a price equal to the value of such stock as of the December 31, 1992  Valuation  Date. The net proceeds of any sale  pursuant to this  Section  9.12(a)  shall be credited  to the  Account of such  Participant  for distribution,  if he or his legal representative has validly elected a lump sum distribution  pursuant to this Article.  If such  Participant or his legal  representative  has validly  elected to receive a distribution in annuity form or in  installments,  or has validly elected to defer the distribution of such Account until such  Participant's  attainment of age 65 (where  permitted  under the Plan), or if no valid  distribution  election  pursuant to this Article has been made,  such proceeds of sale shall be transferred to the Short-Term Investment Fund.

           (b)      In the event a  distribution  is payable to or on behalf of a  Participant  pursuant to this  Article, other than a Participant  described in Section  9.12(a),  the Trustee  shall sell, to the Company,  to
                    U.S.  Can  Corporation  or on the open market (if  permissible),  the Vested  Portion of all shares of
                    U.S.  Can  Corporation  common  stock held in the U.S.  Can  Corporation  Common  Stock Fund which are credited to such  Participant's  Account.  The net proceeds of any sale pursuant to this Section shall be credited to the Account of such  Participant for  distribution,  if he or his legal  representative has validly  elected a lump-sum  distribution  pursuant to this Article.  If such  Participant  or his
                    legal   representative  has  validly  elected  to  receive  a  distribution  in  annuity  form  or  in installments,  or  has  validly  elected  to  defer  the  distribution  of  such  Account  until  such
                    Participant's  attainment  of age 65 (where  permitted  under the Plan),  or if no valid  distribution election  pursuant to this Article has been made,  such proceeds of sale shall be  transferred  to the
                    Short-Term  Investment  Fund. Any such sale to the Company or to U.S. Can  Corporation  shall be for a price equal to the closing price for U.S. Can  Corporation  common stock,  as reported on the National
                    Association of Securities  Dealers  automated  quotation  system, on the date of sale. Such sale shall occur as follows:

                    (1)      If such  Participant's  Date of Severance  occurs on the last day of the Plan Year (beginning with the 1993 Plan  Year) and he or his  legal  representative  has  delivered  the  Required
                             Documentation  (as  hereinafter  defined) to the Pension and Annuity  Committee  on or before the  following  March 15,  such sale  shall  occur on the last  business  day of the month of
                             March of the Plan Year  following his Date of Severance.  If such a Participant  or his legal representative  has not  delivered  the  Required  Documentation  to the  Pension and Annuity
                             Committee  by such March 15, such sale shall occur on the last  business  day of the month of
                             April of the Plan Year following his Date of Severance.

                    (2)      If such Participant's  Date of Severance occurs during January,  February or March (beginning with the 1994 Plan Year),  and he or his legal  representative  has  delivered  the  Required
                             Documentation  to the Pension and Annuity  Committee  on or before  March 15 of the Plan Year in which his Date of  Severance  occurs,  such sale shall occur on the last  business  day of the  month of  March in the Plan  Year in  which  his  Date of  Severance  occurs.  If such a
                             Participant or his legal  representative has not delivered the Required  Documentation to the
                             Pension and Annuity  Committee  on or before such March 15, such sale shall occur on the last business day of the month of April in the Plan Year in which his Date of Severance occurs.

                    (3)      Beginning with the 1993 Plan Year, if such  Participant's  Date of Severance occurs after the last day of March in any Plan Year,  other  than on the last day of the Plan Year,  and he or his legal  representative  has  delivered  the  Required  Documentation  to the  Pension  and
                             Annuity  Committee  on or before  the 15th day of the  month in which  his Date of  Severance occurs,  such sale  shall  occur on the last  business  day of the month in which his Date of
                             Severance  occurs.  If such  Participant  or his legal  representative  has not delivered the
                             Required  Documentation  to the  Pension and  Annuity  Committee  on or before such 15th day, such sale shall occur as of the last  business day of the month next  following  the month in which his Date of Severance occurs.

           (c)      For purposes of this Section, the term "Required  Documentation"  means all documentation  required by the Pension and Annuity  Committee from a Participant or his legal  representative  in connection with processing a  distribution  to such  Participant  or on his behalf (in lump sum or annuity form, or in installments,  pursuant to a valid election in accordance  with this Article) or in connection  with a valid  election by such  Participant  or his legal  representative  to defer the  distribution  of his
                    Account until his attainment of age 65 (where permitted under the Plan).

                                            ARTICLE 10. ADMINISTRATION OF PLAN
                                            ----------------------------------

10.01      Appointment of Pension and Annuity Committee

           The  Pension and Annuity  Committee  shall be  responsible  for the general  administration  of the Plan and be responsible  for carrying out the  provisions of the Plan.  The Committee  shall consist of not less than three persons who may be  directors  or  employees  of an  Employer.  The  members  shall be  appointed  by the Chief
           Executive  Officer of the Company  ("Chief  Executive  Officer").  Any person who is  appointed a member of the
           Committee shall signify his acceptance by filing a written  acceptance with the Chief  Executive  Officer.  Any member of the  Committee may resign by  delivering  his written  resignation  to the Chief  Executive  Officer.
           Members of the Committee may be removed at any time by the Chief Executive Officer.

10.02      Duties of Committee

           The members of the  Committee  shall elect a chairman from their number and a secretary who may be but need not be one of the members of the Committee;  may appoint from their number such  subcommittees  with such powers as they shall  determine;  may  authorize  one or more of their  number or any agent to  execute  or  deliver  any instrument  or make any  payment on their  behalf;  may retain  counsel,  employ  agents and  provide  for such clerical,  accounting and  consulting  services as they may require in carrying out the provisions of the Plan;
           and may allocate  among  themselves  or delegate to other persons all or such portion of their duties under the
           Plan,  other than those granted to the Trustee under the trust agreement  adopted for use in  implementing  the
           Plan, as they, in their sole discretion, shall decide.

10.03      Individual Accounts

           The Committee  shall  maintain,  or cause to be maintained,  records  showing the  individual  balances in each
           Participant's  Account.  However,  maintenance of those records and Accounts shall not require any  segregation of the funds of the Plan.

10.04      Meetings

           The Committee  shall hold meetings upon such notice,  at such place or places,  and at such time or times as it may from time to time determine.

10.05      Action of Majority

           Any act which the Plan  authorizes  or requires  the  Committee to do may be done by a majority of its members.
           The  action  of that  majority  expressed  from  time to time by a vote at a meeting  or in  writing  without a meeting  shall  constitute  the action of the  Committee  and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

10.06      Compensation and Bonding

           No member of the Committee  shall receive any  compensation  from the Plan for his services as such.  Except as may  otherwise be required by law, no bond or other  security  need be required of any member in that  capacity in any jurisdiction.

10.07      Establishment of Rules

           Subject  to the  limitations  of the Plan,  the  Committee  from  time to time  shall  establish  rules for the administration  of the Plan and the  transaction  of its  business.  The  Committee  shall  have  discretionary authority to construe and interpret the Plan (including,  but not limited to,  determination of an individual's eligibility  for Plan  participation,  the right and amount of any benefit  payable under the Plan and the date on  which  any  individual  ceases  to be a  Participant).  The  determination  of  the  Committee  as  to  the interpretation  of the Plan or any disputed  question shall be conclusive and final to the extent  permitted by applicable law.

10.08      Prudent Conduct

           The members of the Committee  shall use that degree of care,  skill,  prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.

10.09      Service in More Than One Fiduciary Capacity

           Any  individual,  entity or group of persons may serve in more than one fiduciary  capacity with respect to the
           Plan and/or the funds of the Plan.

10.10      Limitation of Liability

           The Employer, the Board of Directors, the members of the Committee,  and any officer,  employee or agent of the
           Employer shall not incur any liability  individually or on behalf of any other  individuals or on behalf of the
           Employer  for any act or failure to act,  made in good faith in  relation to the Plan or the funds of the Plan.
           However,  this limitation  shall not act to relieve any such  individual or the Employer from a  responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

10.11      Indemnification

           The members of the Committee,  the Board of Directors,  and the officers,  employees and agents of the Employer shall be  indemnified  against  any and all  liabilities  arising by reason of any act,  or failure to act,  in relation to the Plan or the funds of the Plan, including,  without limitation,  expenses reasonably incurred in the defense of any claim  relating to the Plan or the funds of the Plan,  and amounts paid in any compromise or settlement  relating  to the Plan or the funds of the Plan,  except for  actions or failures to act made in bad faith.  The foregoing  indemnification  shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Employer.

10.12      Appointment of Investment Manager

           The Company may, in its  discretion,  appoint one or more  investment  managers  (within the meaning of Section
           3(38) of ERISA) to manage  (including  the power to acquire  and  dispose  of) all or part of the assets of the
           Plan, as the Company shall  designate.  In that event authority over and  responsibility  for the management of the assets so designated shall be the sole responsibility of that investment manager.

10.13      Named Fiduciary

           For purposes of ERISA, the members of the Committee shall be the named fiduciaries of the Plan.

10.14      Claims Procedures

           The  Committee  shall  receive  all  applications  for  benefits.  Upon  receipt  by the  Committee  of such an application,  it shall  determine  all facts,  which are  necessary to  establish  the right of an applicant to benefits  under the provisions of the Plan and the amount thereof as herein  provided.  The applicant  shall be notified in writing of any adverse  decision  with  respect to his claim  within 90 days after its  submission.
           The notice shall be written in a manner calculated to be understood by the applicant and shall include:

           (a)      The specific reason or reasons for the denial;

           (b)      Specific references to the pertinent Plan provisions on which the denial is based;

           (c)      A description  of any additional  material or  information  necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

           (d)      An explanation of the Plan's claim review procedure.

           If special  circumstances  require an extension of time for  processing  the initial claim, a written notice of the extension and the reason  therefor shall be furnished to the claimant  before the end of the initial 90-day period. In no event shall such extension exceed 90 days.

           In the event a claim for  benefits is denied or if the  applicant  has had no response to such claim  within 90 days of its  submission  (in which  case the  claim for  benefits  shall be  deemed to have been  denied),  the applicant or his duly  authorized  representative,  at the applicant's  sole expense,  may appeal the denial to the  Committee  within 60 days of the  receipt of written  notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

           (a)      May request in writing that the Committee review the denial;

           (b)      May review pertinent documents; and

           (c)      May submit issues and comments in writing.

           The  decision on review  shall be made within 60 days of receipt of the  request  for  review,  unless  special circumstances  require an extension of time for processing,  in which case a decision shall be rendered as soon as possible,  but not later than 120 days after  receipt of a request for review.  If such an extension of time is  required,  written  notice of the  extension  shall be  furnished  to the  claimant  before  the end of the original  60-day  period.  The  decision  on review  shall be made in  writing,  shall be  written  in a manner calculated to be understood by the claimant,  and shall include  specific  references to the  provisions of the
           Plan on which such  denial is based.  If the  decision  on review is not  furnished  within the time  specified above, the claim shall be deemed denied on review.

                                             ARTICLE 11. MANAGEMENT OF FUNDS
                                             -------------------------------

11.01      Trust Agreement

           All the funds of the Plan  shall be held by Trustee  appointed  from time to time by the  Company  under one or more trust  agreements  adopted,  or as amended,  by the Company for use in providing  the benefits of the Plan and paying its expenses  not paid  directly by the Company.  Said trust  agreements  shall be deemed to include the  provisions  of any group or common trust fund in which the assets of the trust are  invested,  but only so long as such group or common trust fund remains  exempt from  taxation  under  Section  501(a) of the Code,  in accordance  with Revenue  Ruling  81-100.  No Employer  shall have  liability for the payment of benefits under the Plan or for the administration of the funds paid over to a Trustee.

11.02      Exclusive Benefit Rule

           Except as  otherwise  provided  in the Plan,  no part of the corpus or income of the funds of the Plan shall be used for, or diverted to,  purposes  other than for the  exclusive  benefit of  Participants  and other persons entitled to benefits  under the Plan and paying the expenses of the Plan not paid directly by the Employer.  No person shall have any  interest in or right to any part of the earnings of the funds of the Plan,  or any right in, or to, any part of the assets held under the Plan,  except as and to the extent  expressly  provided in the
           Plan.

11.03      Payment of Expenses

           All  reasonable  costs,  charges  and  expenses  incurred in  connection  with the  administration  of the Plan including,  but not limited to, the fees of accountants,  counsel and other  specialists and any other costs of administration  may be paid by the Employer at its  discretion  and if not paid by the Employer,  shall be paid from the assets of the Trusts to the extent authorized by the Pension and Annuity Committee.

                                      ARTICLE 12. AMENDMENT. MERGER AND TERMINATION
                                      ---------------------------------------------

12.01      Amendment of Plan

           The  Board of  Directors  reserves  the right at any time and from time to time,  and  retroactively  if deemed necessary or appropriate,  to amend in whole or in part any or all of the provisions of the Plan.  However,  no amendment  shall  make it  possible  for any part of the  funds of the Plan to be used  for,  or  diverted  to, purposes  other than for the  exclusive  benefit of persons  entitled to benefits  under the Plan. No amendment shall be made  which has the  effect of  decreasing  the  balance  of the  Accounts  of any  Participant  or of
           reducing  the  nonforfeitable   percentage  of  the  balance  of  the  Accounts  of  a  Participant  below  the nonforfeitable  percentage  computed  under the Plan as in effect on the date on which the amendment is adopted or, if later,  the date on which the amendment  becomes  effective.  Further,  no amendment  shall eliminate or reduce an early  retirement  benefit or a  retirement-type  subsidy or  eliminate  an optional  form of benefit within the meaning of Section 411(d)(6) of the Code.

           The  procedure  for  amending  the Plan is approval of the  amendment by the Board of Directors of the Company;
           provided  however,  one or more  officers of the Company may amend the Plan without  obtaining  approval of the
           Board of Directors to:

           (i)      modify the  administration  or operation of the Plan in a manner  recommended by the Company's Pension and Annuity Committee, provided such modification would not materially increase the cost of the Plan;

           (ii)     make those  modifications to the Plan that, on the advice of the Company's legal counsel,  the officer or officers  deem  necessary  to comply with  federal and state laws,  regulations  or  pronouncements issued by federal or state agencies; or

           (iii)    modify the Plan in the manner the  officers  deem  necessary to carry out or effect the benefits to be provided hereunder pursuant to applicable collective bargaining agreements.

           Such an  amendment  shall be made by  execution  of a document  reflecting  the  amendment by an officer of the
           Company  and  shall be  subject,  where  applicable,  to any  approval  of a union  required  by the terms of a collective bargaining agreement.

           Any  amendment  which  modifies  the  vesting  provisions  of the Plan shall  either (i)  provide for a rate of vesting  which  is more  rapid  than  the  vesting  schedule  previously  in  effect,  or (ii)  provide  that a
           Participant  who has been  credited  with at least three years of Vesting  Service  may elect,  in writing,  to remain  under the vesting  schedule in effect prior to the  amendment.  Such  election  must be made in writing within 60 days after the latest of (a) adoption of the amendment,  (b) the effective date of the amendment,  or
           (c) issuance by the Employer or Committee of written notice of the amendment.

12.02      Merger, Consolidation or Transfer

           The Plan may not be merged or  consolidated  with, and its assets or liabilities may not be transferred to, any other plan unless  each person  entitled to  benefits  under the Plan would,  if the  resulting  plan were then terminated,  receive a benefit  immediately  after the merger,  consolidation  or transfer which is equal to or greater than the benefit he would have been entitled to receive  immediately  before the merger,  consolidation or transfer if the Plan had then terminated.

12.03      Additional Participating Employers

           (a)      If any company is or becomes a subsidiary  of or associated  with an Employer,  the Board of Directors may include the employees of that subsidiary or associated  company in the  participation  of the Plan upon  appropriate  action  by that  company  necessary  to adopt the Plan.  In that  event,  or if any persons become  Employees of an Employer as the result of merger or  consolidation or as the result of acquisition  of all or part of the assets or  business  of  another  company,  the Board of  Directors shall determine to what extent,  if any,  previous  service with the  subsidiary,  associated or other company shall be recognized  under the Plan, but subject to the continued  qualification  of the trust for the Plan as tax-exempt under the Code.

           (b)      Any  subsidiary or associated  company may terminate its  participation  in the Plan upon  appropriate action by it. In that  event the funds of the Plan held on account  of  Participants  in the employ of that company,  and any unpaid  balances of the Accounts of all  Participants  who have  separated from the employ of that company,  shall be determined by the  Committee.  Those funds shall be  distributed as provided in Section 12.04 if the Plan should be  terminated,  or shall be segregated by the Trustee as a separate trust,  pursuant to certification  to the Trustee by the Committee,  continuing the Plan as a separate  plan for the  employees  of that  company  under which the board of  directors  of that company  shall  succeed  to all the  powers  and  duties  of the  Board of  Directors,  including  the appointment of the participants of the Committee.

12.04      Termination of Plan

           (a)      The Board of Directors may terminate the Plan or completely  discontinue  contributions under the Plan for any reason at any time, subject to any restrictions  imposed by collective  bargaining  agreements covering  Employees.  In  case  of  termination  or  partial  termination  of  the  Plan  or  complete discontinuance  of Employer  contributions  to the Plan, the rights of affected  Participants to their
                    Accounts   under  the  Plan  as  of  the  date  of  the   termination  or   discontinuance   shall  be
                    nonforfeitable.  The  total  amount  in each  Participant's  Accounts  shall  be  distributed,  as the
                    Committee  shall  direct,  to  him  or for  his  benefit  or  continued  in  trust  for  his  benefit.
                    Distribution  of a  Participant's  Accounts  pursuant to this Section shall not limit a  Participant's right to obtain  distribution  of his  Accounts  in the forms of payment  described  in Section  9.02.
                    Further,  the  distribution  of Plan Accounts  shall be made in accordance  with the  Participant  and spousal  consent  requirements  of Section  411(a)(11)  and Section 417 of the Code to the extent such provisions are applicable to Accounts having a value of more than $3,500,  for  distributions  made in any Plan Year  beginning  before  January 1, 1998 and $5,000 for  distributions  made in any Plan Year beginning after December 31, 1997.

           (b)      Upon  termination  of the Plan,  Deferred Cash  Contributions,  with earnings  thereon,  shall only be distributed  to  Participants  if (i) neither the Employer nor an Affiliated  Employer  establishes or maintains a successor  defined  contribution  plan and (ii) payment is made to the Participants in the form of a lump sum  distribution  (as  defined in Section  402(e)(4)  of the Code,  without  regard to clauses (i) through (iv) of  subparagraph  (A),  subparagraph  (B) or subparagraph  (H) thereof).  For purposes of this paragraph,  a "successor defined  contribution  plan" is a defined  contribution plan
                    (other than an employee  stock  ownership  plan as defined in Section  4975(e)(7) of the Code ("ESOP")
                    or a simplified  employee  pension as defined in Section  408(k) of the Code ("SEP"))  which exists at the time the Plan is  terminated  or within the 12 month  period  beginning on the date all assets are distributed.  However,  in no event shall a defined  contribution  plan be deemed a successor  plan if fewer than two percent of the  employees  who are eligible to  participate  in the Plan at the time of its termination are or were eligible to participate  under another  defined  contribution  plan of the
                    Employer  or an  Affiliated  Employer  (other  than an ESOP or a SEP) at any time  during  the  period beginning 12 months before and ending 12 months after the date of the Plan's termination.

12.05      Distribution of Accounts Upon a Sale of Assets or a Sale of a Subsidiary

           Upon the  disposition  by the  Employer  of at least 85 percent of the assets  (within  the  meaning of Section
           409(d)(2) of the Code) used by the Employer in a trade or business or upon the  disposition  by the Employer of its interest in a  subsidiary  (within the meaning of Section  409(d)(3)  of the Code) before  January 1, 2002,
           Deferred Cash  Contributions,  with earnings thereon,  may be distributed to those Participants who continue in employment  with  the  employer  acquiring  such  assets  or with the sold  subsidiary,  provided  that (a) the
           Employer  maintains the Plan after the  disposition,  (b) the buyer does not adopt the Plan or otherwise become a  participating  employer in the Plan and does not accept any transfer of assets or liabilities  from the Plan to a plan it maintains  in a  transaction  subject to Section  414(l)(1) of the Code and (c) payment is made to the Participant in the form of a lump sum  distribution (as defined in Section  402(d)(4) of the Code,  without regard to clauses (i) through (iv) of subparagraph (A), subparagraph (B) or subparagraph (H) thereof).

                                              ARTICLE 13. GENERAL PROVISIONS
                                              ------------------------------

13.01      Nonalienation

           Except as  required  by any  applicable  law,  no benefit  under the Plan  shall in any manner be  anticipated, assigned or  alienated,  and any attempt to do so shall be void.  However,  payment shall be made in accordance with the provisions of any judgment, decree or order which:

           (a)      creates for, or assigns to, a spouse,  former spouse,  child or other  dependent of a Participant  the right to receive  all or a portion of the  Participant's  benefits  under the Plan for the  purpose of providing  child  support,  alimony  payments  or marital  property  rights to that  spouse,  child or dependent.

           (b)      is made pursuant to a State domestic relations law,

           (c)      does not  require  the Plan to provide any type of benefit,  or any  option,  not  otherwise  provided under the Plan, and

           (d)      otherwise  meets the  requirements of Section 206(d) of ERISA,  as amended,  as a "qualified  domestic relations order," as determined by the Committee.

           Any  distribution  due an alternate  payee under a qualified  domestic  relations  order may be made as soon as practicable  following the earliest date specified in such order,  or as otherwise  permitted  under such order pursuant to an agreement  between the Plan and the alternate payee,  provided,  however,  that if the amount of the distribution  exceeds $3,500,  for  distributions  made before January 1, 1998 and $5,000 for distributions made or on after January 1, 1998, the alternate payee must consent to the distribution.

           A  Participant's  benefits under the Plan shall be offset by the amount the  Participant is required to pay the
           Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.

13.02      Conditions of Employment Not Affected by Plan

           The  establishment  of the Plan shall not confer  any legal  rights  upon any  Employee  or other  person for a continuation  of  employment,  nor shall it interfere with the rights of the Employer to discharge any Employee and to treat him without  regard to the effect which that  treatment  might have upon him as a  Participant  or potential Participant of the Plan.

13.03      Facility of Payment

           If the  Committee  shall find that a  Participant  or other person  entitled to a benefit is unable to care for his affairs  because of illness or accident or is a minor,  the  Committee may direct that any benefit due him, unless  claim shall have been made for the benefit by a duly  appointed  legal  representative,  be paid to his spouse,  a child,  a parent or other blood  relative  or to a person with whom he resides.  Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

13.04      Information

           Each  Participant,  Beneficiary or other person  entitled to a benefit,  before any benefit shall be payable to him or on his account under the Plan,  shall file with the Committee the  information  that it shall require to establish his rights and benefits under the Plan.

13.05      Top-Heavy Provisions

           (a)      The following definitions apply to the terms used in this Section:

                    (i)      "applicable  determination  date"  means the last day of the later of the first  Plan Year or the preceding Plan Year;

                    (ii)     "top-heavy  ratio" means the ratio of (A) the value of the  aggregate  of the Accounts  under the Plan for key employees to (B) the value of the  aggregate of the Accounts  under the Plan for all key employees and non-key employees;

                    (iii)    "key employee"  means an employee who is in a category of employees  determined in accordance with  the  provisions  of  Section  416(i)(1)  and  (5)  of  the  Code  and  any  regulations thereunder,  and where  applicable,  on the basis of the  Employee's  Statutory  Compensation
                             (defined as set forth in Section 1.42) from the Employer or an Affiliated Employer;

                    (iv)     "non-key employee" means any Employee who is not a key employee;

                    (v)      "applicable  Valuation  Date"  means  the  Valuation  Date  coincident  with  or  immediately preceding  the last day of the first  Plan Year or the  preceding  Plan  Year,  whichever  is applicable;

                    (vi)     "required  aggregation  group"  means any  other  qualified  plan(s)  of the  Employer  or an
                             Affiliated  Employer  in  which  there  are  participants  who are  key  employees  or  which enable(s) the Plan to meet the requirements of Section 401(a)(4) and 410 of the Code; and

                    (vii)    "permissive  aggregation  group"  means each plan in the required  aggregation  group and any other qualified  plan(s) of the Employer or an Affiliated  Employer in which all participants
                             are  non-key   employees,   if  the  resulting   aggregation  group  continues  to  meet  the
                             requirements of Sections 401(a)(4) and 410 of the Code.

           (b)      For purposes of this  Section,  the Plan shall be  "top-heavy"  with respect to any Plan Year if as of the applicable  determination  date the top-heavy ratio exceeds 60 percent.  The top-heavy ratio shall be determined as of the  applicable  Valuation  Date in accordance  with Section  416(g)(3) and (4) of the Code and  Article 5 of this Plan,  and shall take into  account any  contributions  made after the applicable  Valuation Date but before the last day of the Plan Year in which the applicable  Valuation
                    Date occurs.  For purposes of determining  whether the Plan is top-heavy,  the account  balances under the Plan will be combined  with the account  balances or the present value of accrued  benefits  under each  other  plan in the  required  aggregation  group,  and,  in the  Employer's  discretion,  may be combined  with the  account  balances  or the  present  value of  accrued  benefits  under  any  other qualified plan in the permissive  aggregation group.  Distributions made with respect to a Participant under the Plan  during the  five-year  period  ending on the  applicable  determination  date shall be taken into account for purposes of determining  the top-heavy  ratio;  distributions  under plans that terminated  within such five-year period shall also be taken into account,  if any such plan contained key employees and therefore would have been part of the required aggregation group.

                    For  determinations  made for Plan Years  commencing  after December 31, 2001,  the "one-year  period"
                    shall be substituted for the "five-year period" except in the case of in-service withdrawals.

           (c)      The following  provisions  shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:

                    (i)      An additional  Employer  contribution  shall be allocated on behalf of each  Participant (and each Employee  eligible to become a Participant) who is a non-key  employee,  and who has not separated  from  service  as of the  last  day of the  Plan  Year,  to the  extent  that  the contributions  made on his behalf  under  Section  3.03 for the Plan Year would  otherwise be less  than 3% of his  remuneration.  However,  if the  greatest  percentage  of  remuneration contributed  on  behalf  of a key  employee  under  Sections  3.01 and 3.03 for the Plan Year would  be less  than  3%,  that  lesser  percentage  shall  be  substituted  for  "3%" in the preceding sentence.  Notwithstanding  the foregoing  provisions of this subparagraph (ii), no minimum  contribution  shall be made under this Plan with  respect  to a  Participant  (or an
                             Employee  eligible to become a  Participant)  if the required  minimum  benefit under Section
                             416(c)(1)  of the  Code  is  provided  to him by any  other  qualified  pension  plan  of the
                             Employer  or  an  Affiliated   Employer.   For  the  purposes  of  this  subparagraph   (ii),
                             remuneration has the same meaning as set forth in Section 3.12(c).

                    (ii)     For Plan Years  commencing  before January 1, 2000, the  denominators  of the defined benefit plan fraction and defined  contribution  plan fraction  described in Section 3.11(e) shall be determined  by  substituting  the  product of 1.0 rather than 1.25 of the  applicable  dollar limits.

13.06      Prevention of Escheat

           If the Committee  cannot  ascertain the  whereabouts of any person to whom a payment is due under the Plan, the
           Committee  may,  no earlier  than five years from the date such  payment is due,  mail a notice of such due and owing  payment to the last known  address  of such  person,  as shown on the  records of the  Committee  or the
           Employer.  If such person has not made written claim  therefor  within three months of the date of the mailing, the  Committee  may,  if it so elects and upon  receiving  advice  from  counsel to the Plan,  direct that such payment and all  remaining  payments  otherwise  due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer.  Upon such  cancellation,  the Plan and the
           Trust shall have no further  liability  therefor except that, in the event such person or his beneficiary later notifies the Committee of his  whereabouts  and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him in accordance with the provisions of the Plan.

13.07      Written Elections

           Any  elections,  notifications  or  designations  made by a Participant  pursuant to the provisions of the Plan shall be made in writing and filed with the Committee in a time and manner  determined  by the Committee  under rules uniformly applicable to all employees similarly situated.

13.08      Construction

           (a)      The Plan shall be construed,  regulated and administered under ERISA and the laws of Illinois,  except where ERISA controls.

           (b)      The masculine pronoun shall mean the feminine wherever appropriate.

           (c)      The titles and headings of the Articles and  Sections in this Plan are for  convenience  only.  In the case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

13.09      Electronic Communications

           Whenever an  Employee,  Participant,  spouse or  Beneficiary  is required to provide  information  or perform a written  process,  the Committee may, in its discretion,  permit or require that  electronic  means be used. In addition,  meetings of The  Committee  may be held in person or through  electronic  or  telephonic  means or a combination  thereof  and  written  actions of the  Committee  may be taken using  electronic  or  conventional means.  In the use of electronic  communication,  the Committee  shall follow all  guidelines  published by the
           Department of Labor and the Internal Revenue Service.

IN WITNESS  WHEREOF,  the  Company has caused this  document to be signed this  ___25__ day of  _____February____________,
                                                                                   --           -------------
2002.

                                                              UNITED STATES CAN COMPANY

                                                     By:_______/s/_Roger B. Farley_____    _
                                                        ------------------------------------

                                                     Its: Senior Vice President, Human Resources
                                                         ---------------------------------------

                                                UNITED STATES CAN COMPANY
                               SALARIED EMPLOYEES SAVINGS AND RETIREMENT ACCUMULATION PLAN

                                                         APPENDIX

All  headquarters  and plant  salaried  employees of U.S. Can Company who have  attained age 63 on or before  December 31,
1994 are eligible to  participate  in the United  States Can Company  Early Buyout  Program (the  "Program").  An eligible employee who makes a written  election to  participate  in the Program by December 15, 1994 shall become a participant  in the Program,  effective  January 1, 1995. A Participant shall receive monthly payments  ("Salary  Continuation  Payments")
for 24 months with the amount  dependent on  guidelines  established  by United States Can Company and shall be subject to the following provisions:

           1.       A participant in the Program shall  continue to be eligible to be a Participant  under Section 2.01 of the Plan, shall be eligible to make an election to make Deferred Cash  Contributions  and/or After-Tax
                    Contributions  under  Sections 3.01 and 3.02 of the Plan and shall be subject to the provisions of the
                    Plan except as otherwise stated.

           2.       A  participant  in the Program  shall be credited  with Hours of Service for the period of time during which he receives Salary  Continuation  Payments on the basis of his regularly scheduled working hours per week (or per day if he is paid on a daily basis) for the final month in 1994.

           3.       Compensation  with  respect  to a  participant  in the  Program,  shall  include  Salary  Continuation
                    Payments subject to the provisions of Section 1.13.

                                                       SUPPLEMENT A

                                                 Transfer of Assets From
                              Profit Sharing Plan for Employees of Steeltin Can Corporation

1.         Introduction;  Purpose.  Steeltin  Can  Corporation  was merged into the Company on February  28, 1994 and as a result of such  merger the  Company  became the  sponsor  and an  Employer  under the Profit  Sharing  Plan for
           Employees of Steeltin Can Corporation  ("Steeltin Profit Sharing Plan").  The Steeltin Profit Sharing Plan will be terminated  effective March 31, 1994  ("Termination  Date").  The purpose of this Supplement A is to provide for the  transfer of the  Elective  Contribution  Accounts of the  Steeltin  Profit  Sharing  Plan to the Plan.
           Participants  of the  Steeltin  Profit  Sharing  Plan on the  Termination  Date shall be  referred to herein as
           "Steeltin Participants."

2.         Participation.  Until their entire benefits are distributed,  Steeltin  Participants (or, in the event of their deaths,  their  beneficiaries)  whose Elective  Contribution  Accounts are  transferred to the Plan pursuant to paragraph 3 of this Supplement A shall be treated as Participants or  beneficiaries,  as the case may be, under the Plan.

3.         Transfer of Assets.  Assets of the Steeltin  Profit  Sharing Plan will be transferred to the Plan in accordance with the following provisions of this Supplement A:

           (a)      Transfer of Fund.  The assets of the funding  vehicle for the  Steeltin  Profit  Sharing Plan that are attributable  to the Elective  Contribution  Accounts  shall be  transferred to the Trust Fund of this
                    Plan as soon as  practicable  after the  Termination  Date and the date the Internal  Revenue  Service determines  that the Steeltin  Profit  Sharing Plan meets the  requirements  of Section 401 (a) of the
                    Code.  In no event,  however,  shall such  transfer  occur  earlier  than  thirty  (30) days after the providing of any notice of such transfer that may be required by Section 6058(b) of the Code.

           (b)      Determination  and Transfer of Account  Balances.  As soon as practicable  after the date on which the transfer  can be made,  and after all required  adjustments  have been made for  investment  gains and losses,  the  Elective  Contribution  Accounts  under  the  Steeltin  Profit  Sharing  Plan  shall  be transferred to the Plan and credited to the new Steeltin  Elective  Contribution  Accounts  maintained for the  Steeltin  Participants  under the Plan.  The Steeltin  Participants  shall be fully vested in such accounts.  Such accounts  shall be invested  pursuant to Section 4.02.  The  transferred  amounts shall include  accounts  maintained  under the Steeltin Profit Sharing Plan for Steeltin  Participants
                    on the  Termination  Date  whose  employment  with  an  Employer  and  all  controlled  group  members previously  had terminated but who had not received  distribution  of their entire  benefits under the
                    Steeltin Profit Sharing Plan at the time of such termination.

4.         Distribution.  The account of each Steeltin  Participant  which is  transferred  to the Plan under  paragraph 3 above shall thereafter be held and distributed in accordance with the provisions of the Plan.

5.         Use of Terms.  Terms used in this  Supplement A with respect to the Plan or the  Steeltin  Profit  Sharing Plan shall,  unless  defined in this  Supplement  A, have the  meanings of those terms as defined in the Plan or the
           Steeltin Profit Sharing Plan, as the case may be.